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                                                                    EXHIBIT 10.8

THIS AGREEMENT made the 18th day of February Nineteen Hundred and Ninety Six

BETWEEN: Golden Dolphin Productions Pty Ltd ("GDP") A.C.N. 002 371 351 a company incorporated in New South Wales and having its registered office therein at Level 15, 309 Kent Street Sydney;

AND Brilliant Interactive Ideas Pty Ltd ("BII") A.C.N. 061 288 668 a company incorporated in New South Wales and having its registered office therein at Level 53, MLC Centre Martin Place Sydney;

RECITALS:

A. GDP proposes to produce a series of five compact disk read only memory ("CD-ROM") programs entitled "Our Wonderful World" ("the Series")

B. GDP is desirous that BII should act as Co-Producer of the Series to assist in the financing, managing, production and marketing of the Series

C. GDP is desirous that Mark Miller should act as Physical Co-Producer of the Series to assist in the financing, managing, production and marketing of the Series

D. GDP and BII have arranged for Investors to contribute funds to provide the Budget of the Series

E.        BII is exclusively entitled to the services of Mark Miller.


AGREEMENT:

Part 1.                          DEFINITIONS

     In the interpretation of this Agreement unless the context requires otherwise:

     "AME" means the Australian Multimedia Enterprise Limited of Level 9, 100 William Street Sydney New South Wales.

     "Budget" means the budget of the Series which is attached hereto as Schedule A.

     "Completion" shall mean the creation of a Gold Master of each of the five programs in the Series.

     "Co-Producer" means Brilliant Interactive Ideas Pty Limited.

     "Copyright" means and includes the copyright subsisting in each part of the universe in the Series or such portion of that copyright as has not been assigned or disposed of including the Scripts, storyboards, click and plays, animations, programming code, goodwill, design rights in the characters and any right to the benefits accruing from holding a trademark, service mark, adopting a style or business name in respect to any of the above.

     "Development Account" means account number 41019906 at the State Bank of NSW Spit Junction Branch styled "Golden Dolphin Productions Pty Ltd - AME CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION Development Account.
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     "Further Multimedia Product" means any further multimedia product or service:

     (a) based on or using any image, text, character, scene or event in or any object or other codes, 'look and feel' or format of the Scripts; and

     (b)  developed by, on behalf of or with the co-operation of the Producer.

     "Gross Receipts" means the total income received by or on behalf of the Producer from the exploitation of the Series net of sales commissions and marketing costs approved by the Investors.

     "Investment Agreement" means the agreement GDP has entered into or will enter into with the AME and the other Investors in the Series.

     "Investors" means the investors referred to in Schedule C who have or will contribute funds equal to the Budget of the Series for the production of the Series.

     "Manufacturer" means the CD-ROM manufacturer selected to mass produce the release copies of the programs in the Series.

     "Mark Miller" means Mark Miller of 30 Avoca Street Bondi in the State of New South Wales Managing Director of Brilliant Interactive Ideas Pty. Limited.

     "Masters" means the Gold Masters of each of the titles in the Series referred to in Recital A.

     "Milestones" means the dates for completion of the various stages of the Series included in the agreement between GDP the Investors attached as Schedule D.

     "Monto" means Monto Holdings Pty. Limited a company incorporated in New South Wales and having its registered office therein at Level 53, MLC Centre Martin Place Sydney.

     "Producer" means Golden Dolphin Productions Pty Limited.

     "Proprietary Technology" means all technical engines, utilities, program code, interactive activities and games developed by BII as defined in the Investment Agreement.

     "Publisher Attachment" means binding agreements for the distribution of the five titles in the Series for the United States, Australia and the United Kingdom in a form acceptable to the AME as detailed in the Investment Agreement.

     "Series" means the five CD-ROM programs referred to in Recital A and described in Schedule B.

     "Scripts" means the scripts of the five CD-ROM programs in the Series referred to in Recital A entitled "Rainforest" "The Big Smoke" "What Will The Weather Be" "The Living Seas" and "Desert" or such other titles as GDP may from time to time decide.

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2.   OBLIGATIONS OF THE CO-PRODUCER

2.1 GDP engages the Co-Producer to produce the Series with GDP in particular but not exclusively concerning the financing, production and marketing of the Series and to provide the services of Mark Miller to assist in the production of the Series and to manage financing, production, marketing and distribution of the Series on behalf of BII.

2.2 The Co-Producer agrees to consult with GDP concerning the financing, production and marketing of the Series and to supply the services of Hark Miller to manage the financing, production, marketing and distribution of the Series on the terms and conditions contained in this Agreement.

2.3 Subject to the terms of Clause 2.5 hereof BII shall ensure that Completion of the Series occurs by December 21, 1996 and at a cost no greater than the Budget of the Series provided that GDP delivers to BII the Scripts in accordance with the Milestones contained in Schedule D hereto.

2.4 In discharge of its obligations under Clause 2.2 BII shall supply the services of Mark Miller and any of its other directors and employees on an non-exclusive basis to assist in the production, marketing, distribution and management of the financing of the Series.

Force Majeure
-------------

2.5 Any interruption or delay of the production of the Series caused by reason of fire, explosion, flood, act of God or public enemy, labour dispute, civil disturbance, riot, war, shortage or delays in or inability to obtain materials, labour or equipment, transportation, power or any other necessary commodity or services, death or disability of a principal member of the production team or any other reason beyond the control of BII shall constitute a event of force majeure. The time stipulated for Completion and
                           --------------
     Delivery of the Series shall be extended for a reasonable period having regard to the nature of the event giving rise to the said interruption or delay.

2.6  In particular the Co-Producer shall:

     (a)  discuss the final drafts of the Scripts with GDP;

     (b) appoint computer programmers, animators, storyboard artists, designers and technicians for the production of the Series on behalf of GDP and ensure that the Series shall consist of a connected series of Scenes telling the stories of the Series in accordance with the Scripts and ensure that the Series shall be suitable for sale to the general public tn Australia, in the United States and subject only to the language of the sound track and screens the rest of the world;

     (c) oversee financial transactions to ensure that all expenditures under the control of BII made in the production of the Series are made in accordance with the Budget;

     (d) supervise the preparation of financial reports of expenditure by BII on the Series, keep proper books of account and arrange for the accounts in relation to the Series to be available for inspection by GDP;

     (e) monitor the progress of production of the Series to ensure that creative standards are maintained and that the Series is produced in accordance with first class technical standards with a master from which commercially acceptable CD ROM copies can be made and in quality suitable for sale to the general public in Australia and the United States of America;

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     (f)  view the various stages of production of the Series and consult with
          GDP on the Masters of the Series;

     (g) consult with GDP on the selection of music, the composer (if any) and the musical tracks for inclusion in the Series;

     (h) liaise with GDP and where necessary negotiate for the use of sub-contractors and other suppliers on behalf of GDP;

     (I)  MISSING FROM ORIGINAL DOCUMENT

     (J)  MISSING FROM ORIGINAL DOCUMENT

     (k) negotiate and liaise with the Manufacturer for processing and stamping of release copies of the Series;

     (l)  consult with GDP on the final sound mix of the Series;

     (m) subject to Clause 3.2 of this Agreement ensure that the terms of all insurance polices taken out by GDP in relation to the Series are adhered to;

     (n) ensure that all production contracts under the control of BII are signed and complete;

     (o) produce the Series in accordance with first class technical standards so that the Series is of a quality suitable for sale to distributors retailers and the general public throughout the world and ensure that the Series is of a technical standard at least commensurate with BII's "Kidstory" titles;

     (p) furnish GDP, every second Thursday commencing on the date of commencement of production and thereafter every second Thursday until Completion, a detailed report setting out:

          (i)   The cost of production incurred during the preceding 14 days;

          (ii) any re-allocations of expenditure between budgeted and actual expenditure items;

          (iii) an estimate of the costs to complete the Series and an estimate of any items of expenditure which in the opinion of BII might exceed the amount allocated in the Budget;

          (iv) The rogress of the production during the preceding 14 days respectively including a report on personnel, programming and generally on the problems (if any) and the progress of the Series;

     (q) consult with GDP regarding the marketing of the Series and use its best endeavors to ensure that Publisher Attachment takes place in accordance with the Investment Agreement.

     (r) maintain security at the production facility and back up all work in progress of the Series every 24 hours

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

          and keep duplicate copies of the work in progress in a safety deposit box.

     (s) consult with GDP and obtain GDP's written agreement regarding the purchase of any equipment required by GDP and BII in order to produce the Series .

2.7 Times for the fulfillment of obligations of BII and its directors and employees under this Agreement are essential terms of this Agreement .

3.   OBLIGATIONS OF GOLDEN DOLPHIN PRODUCTIONS PTY. LIMITED

3.1 Subject to the terms of this Agreement for its services to be provided hereunder BII shall be entitled to receive from GDP all costs in relation to the production programming authoring and management of the Series set out in the Budget in Schedule 1 hereto. All such costs for the production programming authoring and managerial effort undertaken by BII pursuant to this Agreement and all monies expended or disbursed on the production of the Series in accordance with the Budget shall be paid by GDP to BII from the Development Account within seven (7) days of receipt by GDP of invoices from BII in taxable form .

3.2 GDP shall provide to BII copies of the terms and conditions of the insurance polices taken out by GDP in relation to the Series and referred to in Schedule E hereto .

3.3 GDP will use its best endeavors to ensure that Publisher Attachment takes place in accordance with the Investment Agreement.

3.4 GDP agrees to consult with BII and obtain BII's written agreement regarding the purchase of any equipment required by GDP and BII in order to produce the Series .

3.5 Each of BII and GDP covenants and agrees with each other to co-operate and to be just and faithful in their respective activities and dealings with each other as herein provided and otherwise to perform their obligations under the terms of this Agreement and with regard to the implementation of the provisions hereof .

3.6 GDP and BII shall agree and approve in writing all expenditure incurred in the production of the Series as follows;

     (a) all items in the Budget attached as Schedule A shall clearly identify to who the funds relating to the item shall accrue;

     (b) any item of expenditure not specifically identified in the Budget in accordance with Clause 3.6 (a) above shall have a purchase requisition raised and such requisition shall be signed by an officer of both GDP and BII .

3.7 All cheques or other payments drawn on the Development Account shall contain one authorized signature from GDP and one from BII .

3.8 GDP shall give due consideration to any modifications to the Script suggested by BII which in the opinion of BII will increase the acceptability of the Series in the US market .

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     CONSIDERATION

4.1  In consideration of the foregoing BII shall be entitled to:

     (a)  The sums in the Budget referred to in Clauses 3.1 and 3.6 therein.

     (b) CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION of the proportion of the Gross Receipts from the exploitation of the Series which is due and payable to GDP after the deduction of the agreed costs of the AME and Monto as set out in the Agreement between GDP the Investors until GDP and BII each receive CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION; and

     (c) Then CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION of the proportion of the Gross Receipts from the exploitation of the Series which is due and payable to GDP after the deduction of the agreed costs of the AME and Monto as set out in the Agreement between GDP the Investors.

     (d) If the Further Multimedia Product is licensed for re-use by persons other than GDP, BII shall receive a royalty of CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION of the license fee charged for the re-use of the Further Multimedia Product.

     (e) If the Further Multimedia Product Is used by GDP for another project BII shall receive a royalty of CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION of GDP's (which shall include GDP's and any other person authorized or directed by GDP) Gross Receipts for that project.

     (f) All sums payable by GDP to BII under Clause 4 herein shall be paid by GDP to BII within seven (7) days of receipt by GDP.

     (g) All royalties and share of Gross Receipts payable by GDP or BII to third parties under contract as agreed by BII and GDP shall be met equally by GDP and BII from their share of Gross Receipts.

5.   CREDITS

5.1  BII shall be entitled to receive a credit as follows:

     (a) on all negative and positive copies of the Series the first or last image shall be the logo of Golden Dolphin Productions with the words "Golden Dolphin Productions in association with Brilliant Interactive Ideas Presents".

     (b) in all major advertising and publicity material relating to the Series as follows: "GOLDEN DOLPHIN PRODUCTIONS IN ASSOCIATION WITH BRILLIANT INTERACTiVE IDEA PRESRNTS"


5.2  The above credit provisions shall not apply to:

     (a) advertising and publicity material not issued by or under the control of GDP;

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

     (b)  group, list or teaser advertising;

     (c) institutional advertising or publicity not relating primarily to the Series;

     (d) so called "Award Ads" (including consideration, nominations or congratulations for an award) relating to any other person involved with the Series where no-one is mentioned other than that person ;

     (e)  advertising of less than 20 column millimeters.

5.3 Nothing contained in this Agreement with respect to position or size of credit shall apply to advertising or publicity material in narrative form.

5.6 It shall be a condition in every distribution agreement for the Series that the licensee accord BII credit in accordance with this Agreement on all prints and major advertising issued by it but GDP shall not be liable for the neglect or default of any such licensee PROVIDED THAT GDP uses its best endeavors to enforce such condition.

5.7 No casual or inadvertent failure to afford BII credit in accordance with this Agreement shall constitute a breach by GDP of its obligations PROVIDED THAT GDP uses best endeavors to correct any such failure promptly upon notification by BII.

6.   NAME AND LIKENESS

6.1 Each of BII and Mark Miller grant to GDP the non-exclusive right and license to use and publish the name, logo, photograph, caricature, biography, actual and simulated likeness, signature and voice of Mark Miller in connection with the exploitation and advertising of the Series including without limitation in press notices and other publicity material for advertising of the Series and to authorise any other person to do any and all of those acts or things PROVIDED THAT GDP shall not hold out Mark Miller as directly or indirectly endorsing any product or service other than the Series.

6.2 Mark Miller shall be consulted in advance on any photograph, caricature, biography and actual or simulated likeness of Mark Miller to be used by P. GDP.

7.   PRODUCTION INSURANCE

7.1 Each of BII and Mark Miller agree that GDP may, at its own expense and for its own benefit, apply for and take out insurance covering Mark Miller either independently or together with others, in any amount which it may deem necessary to protect its interests.

7.2 GDP shall own all rights in such insurance and in the cash values on behalf of the Investors and proceeds of the insurance and neither Mark Miller nor BII shall have any right, title or interest in any such insurance.

7.3 Each of Mark Miller and BII shall assist GDP in procuring such insurance by submitting to the customary examinations and correctly preparing, signing and delivering any applications and other documents as may be reasonably required.

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

7.4 BII agrees with GDP that the insurances, listed in Schedule E hereto shall be effected as soon as practicable after the execution of this Agreement.

8.   COPYRIGHT

8.1 The Investor, and GDP shall at all times be the absolute and beneficial first owners of undivided shares as tenants in common of the Copyright in the Series as follows:

     (a)  Australian Multimedia Enterprise Limited    - CONFIDENTIAL INFORMATION
                                                      OMITTED AND FILED
                                                      SEPARATELY WITH THE
                                                      SECURITIES AND EXCHANGE
                                                      COMMISSION

     (b)  Monto                                       - CONFIDENTIAL INFORMATION
                                                      OMITTED AND FILED
                                                      SEPARATELY WITH THE
                                                      SECURITIES AND EXCHANGE
                                                      COMMISSION

     (c)  GDP                                         - CONFIDENTIAL INFORMATION
                                                      OMITTED AND FILED
                                                      SEPARATELY WITH THE
                                                      SECURITIES AND EXCHANGE
                                                      COMMISSION

8.2 Subject to the terms of Clauses 8.1 and 8.3 herein BII hereby grants to GDP and the Investors throughout the world the entire copyright in the Series for the full period of copyright and all other rights whatsoever (present and future) absolutely in all products of the services performed under this Agreement including but not by way of limitation all acts, poses, photographs and sound effects literary, dramatic, musical and artistic works, programming, scans, storyboards and other subject matter contributed by Mark Miller (including the Scripts) and the Co-Producer and all of its employees or sub-contractors and Mark Miller and the Co-Producer shall do all such acts and execute such documents as GDP may require to vest in or confirm to GDP and the Investors or their successors in title and licensees the said copyright and all other rights hereby granted.

8.3 GDP hereby acknowledges that the copyright of all technical engines utilities program code interactive activities and games developed by BII which are included in the series are the property of BII provided such development is not funded from the Budget of the Series. BII hereby grants to GDP and the Investors a non-exclusive irrevocable license to include in object code format the technical engines utilities program code interactive activities and games developed by BII in the Series.

8.4 On completion of the production of the Series GDP shall immediately obtain permission from the AME and Monto to transfer to BII half of the copyright ownership held by GDP in the series and upon receipt of such approval GDP shall execute all documents necessary to transfer the half share of its copyright ownership in the series to BII.

9.   TERMINATION

9.1 Subject to Part 9 hereof this Agreement shall continue until terminated by unanimous resolution of GDP and BII.

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9.2  Without derogating from the generality of the foregoing GDP shall have the right to terminate this Agreement by giving one (1) weeks written notice to that effect to the other parties hereto upon the occurrence of any of the following events:

     (a) If BII or Mark Miller wilfully refuse or unreasonably neglect to perform their respective obligations under this Agreement except in inconsequential respects for CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION business days following notice from GDP to remedy such failure;

     (b) If a receiver or trustee or official manager shall have been appointed to take over and manage any of the assets of business of the BII;

     (c) If BII shall be put into voluntary, involuntary liquidation or provisional liquidation;

     (d) If Mark Miller resigns as Managing Director of BII or becomes physically or mentally incapable of performing his obligations under this Agreement;

     (e) If BII or any Director of BII is convicted of a crime or other offence which GDP reasonably considers is inconsistent with the role of BII as Co-Producer of the Series.

9.3 In the event that GDP exercises its rights to terminate this Agreement under the terms of Clause 9.2 hereof then BII and Mark Miller will play no further role in the production or marketing of the Series and GDP and the Investor will determine a replacement production facility and BII will immediately hand over to GDP all materials and work in progress relating to the production of the Series and copies of all agreements and correspondence relating to the marketing of the Series and if Monto approves in writing the termination of this Agreement by GDP then BII will forfeit its rights under this Agreement including those rights under Clause
     4.1 herein. In the event that Monto does not approve in writing of the termination of this Agreement then BII shall retain its rights under Clauses 4.1(b), 4.1(c), 4.1(d), 4.1(e) and 4.1(f) however BII shall forfeit its rights under clause 4.1(a) and another production house shall be hired on a work for hire basis to complete the production of the Series.

9.4 In the event that GDP exercises its rights to terminate this Agreement under the terms of Clause 9.2 hereof then GDP agrees to pay to BII all approved costs in relation to production of the Series in accordance with the Budget incurred prior to the date of issue of the notice of termination of this Agreement by GDP upon provision by BII of invoices in taxable form to GDP.

9.5 Without derogating from the generality of the foregoing BII shall have the right to terminate this Agreement by giving one (1) weeks written notice to that effect to the other parties hereto upon the occurrence of any of the following events:

     (a) If a receiver or trustee or official manager shall have been appointed to take over and manage any of the assets of business of GDP;

     (b) If GDP shall be put into voluntary, involuntary liquidation or provisional liquidation;

     (c) If GDP commits any breach or is in default of any covenant, agreement or stipulation on its part to be performed or observed under this Agreement and fails to remedy the same within five (5) business days of a request so to do given by BII hereto;

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

     (d) If GDP or any Director of GDP is convicted of a crime or other offence which BII reasonably considers is inconsistent with the role of GDP as Producer of the Series.

9.6 In the event that BII exercises its rights to terminate this Agreement under Clause 9.5:

     (i) then GDP agrees to pay to BII all costs incurred by BII prior to the date of issue of the notice of termination in relation to the production of the Series in accordance with Budget upon provision by BII of invoices in taxable form to GDP;

     (ii) BII shall retain all its rights under Clause 4.1 and GDP shall immediately obtain permission from the AME and Monto to transfer to BII half of the copyright ownership held by GDP in the series and upon receipt of such approval GDP shall execute all documents necessary to transfer the half share of its copyright ownership in the series to BII;

    (iii) BII shall be relieved of all of its obligations under this Agreement including those obligations under Clause 8.3 and shall not be under any obligation to make available any of its Proprietary Technology for the completion of the Series unless written agreement is reached between BII and GDP or BII and the Investors for the ongoing use of BII's Proprietary Technology.

9.7 The termination of this Agreement in accordance with Part 9 will not remove the right of each of parties to bring proceedings against any other of the parties for breach of contract.

10.  RELATIONSHIP OF PARTIES

10. Nothing herein contained shall be deemed to constitute a partnership between or joint venture by the parties, nor shall either party be deemed the legal agent of the other. The obligations of the parties under this Agreement shall be several and neither joint and several. Neither party shall hold itself out contrary to the terms of this Clause. Neither party shall become liable for any representation, act or omission of the other contrary to the provisions hereof.

11.  FURTHER DOCUMENTS

11.1 Each party shall execute, acknowledge and deliver to the other any and all further assignments, agreements and instruments that the other party may reasonably deem necessary or expedient to effectuate the purpose of this Agreement, at the cost of the party requiring such document.

12.  NO WAIVER

12.1 Failure or omission by a party at any time to enforce or require strict or timely compliance with any provisions of this Agreement shall not affect or impair that provision in any way or the rights of that party to avail itself of the remedies it may have in respect of any breach of such provision.

13.  GENERAL

13.1 This Agreement shall not be changed or modified in any way subsequent to its execution except in writing signed by the parties.

13.2 None of the terms conditions or any act matter or thing done under or by virtue or in connection with this Agreement or any other agreement shall operate as a merger of any the rights and remedies the parties in or under this Agreement but such rights and remedies shall at all times continue in full force and effect.

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

13.3 Unless application is mandatory by law, any statute proclamation order regulation or moratorium whether present or future shall not apply to this Agreement so as to abrogate extinguish impair diminish fetter delay or otherwise prejudicially affect any rights powers remedies or discretions of or accruing hereunder to the parties thereto.

14.  NOTICES

14.1 All notices, statements and remittances that any party may wish to serve or may wish to serve or may be required to serve on another hereunder shall be in writing, and shall be served by registered mail by facsimile machine transfer or by personal delivery to the respective parties at their addresses set forth in this Agreement. All notices given by registered mail shall be deemed given five (5) days following the date of such mailing. Any party hereto may from time to time designate in writing delivered to another party a different address or a different address for each manner of giving notice for such service.

14.2 Notice may be served upon the parties as follows:

     (a)  to BII:

          (i)   at 17 The Corso, Manly NSW

          (ii)  by facsimile transmission to Sydney 9977 4123

     (b)  to GDP:

          (i)   at 29 Beach Road, Collaroy NSW; or

          (ii)  P.O.Box 566, Collaroy NSW; or

          (iii) Facsimile transmission number Sydney 9971 2261

1.5  CONSTRUCTION

15.1 This Agreement, shall be governed by, construed and taken effect in accordance with the laws of New South Wales and the parties irrevocably and unconditionally submit to the non-exclusive jurisdiction of the courts of New South Wales.

16.  SUCCESSORS AND ASSIGNS

16.1 This Agreement shall enure to the benefit of and shall be binding on the parties, and their respective successors and assigns.

16.2 This Agreement may be assigned by GDP to any third party with the written permission of BII such permission not to be unreasonably withheld.

16.3 This Agreement may be assigned by BII to any third party with the written permission of GDP such permission not to be unreasonably withheld. BII's assignment rights under this Clause 16.3 includes the complete or partial assignment of BII's rights under Clause 4.1 of this Agreement to any third party without the written permission of GDP provided that BII notify GDP in writing of such assignment. In the event that the appointment of BII under this Agreement is terminated under Clause 9.2 by GDP and Monto

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

       provides its approval in writing of the termination of BII under Clause
       9.3 then the benefit of this Agreement which would otherwise belong to BII shall be vested as follows:

       (i)    under Clause 4.1(b) in equal proportions between Monto and GDP;

       (ii)   under Clauses 4.1(c), 4.1(d), 4.1(e) all to Monto.

       All sums payable by GDP to Monto under the terms of this Clause 16.3 shall be paid to Monto by GDP within seven (7) days of receipt by GDP.

17.    AGREEMENT COMPLETE

17.1 This Agreement constitutes the entire agreement of the parties. Neither of them has made any representation, warranty, covenant or undertaking of any nature whatsoever, express or implied, in connection with or relating to this Agreement other than as expressly set forth herein.

SIGNED for and on behalf of BRILLIANT INTERACTIVE IDEAS PTY LIMITED by its duly authorised agent /s/ Mark Miller
                            -----------------------------------------
                                  Mark Miller


in the presence of /s/ S. Miller
                  ---------------------------------------
                   (Witness) (Sign & Print Name)



SIGNED for and on behalf of GOLDEN DOLPHIN PRODUCTIONS PTY LIMITED by its duly authorised agent  /s/ Robert J. Loader
                            -------------------------------------------
                                   Robert J. Loader


in the presence of /s/ Mark A. Lumitz
                  ---------------------------------------
                  (Witness) (Sign & Print Name)

                                  SCHEDULE A

           8.  Detailed Project Development Budget (Final Revised).

  "CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES
                           AND EXCHANGE COMMISSION"
                                - First Series

Pdn Co: Golden Dolphin Productions Pty. Ltd.            Budget Dated: 15/3/95
        Brilliant  Interactive Ideas Pty. Ltd.
Pdn Office: 29 Beach Road                               Phone:  9971 1783
       COLLAROY 2097                                    Fax:  9971 2261

-----------------------------------------------------------------------------------------------------------------------------
Acct #                       Category Title             Page                                           Total
=============================================================================================================================
661-00             STORY & SCRIPT                         1                                  CONFIDENTIAL INFORMATION
                                                                                             OMITTED AND FILED SEPARATELY
                                                                                             WITH THE SECURITIES AND
                                                                                             EXCHANGE COMMISSION
-----------------------------------------------------------------------------------------------------------------------------
664-30             PRODUCER(S) FEES                       1                                  CONFIDENTIAL INFORMATION
                                                                                             OMITTED AND FILED SEPARATELY
                                                                                             WITH THE SECURITIES AND
                                                                                             EXCHANGE COMMISSION
-----------------------------------------------------------------------------------------------------------------------------
664-00             DIRECTOR(S) FEES                       1                                  CONFIDENTIAL INFORMATION
                                                                                             OMITTED AND FILED SEPARATELY
                                                                                             WITH THE SECURITIES AND
                                                                                             EXCHANGE COMMISSION
-----------------------------------------------------------------------------------------------------------------------------
669-00             TOTAL ABOVE THE LINE                                                      CONFIDENTIAL INFORMATION
                                                                                             OMITTED AND FILED SEPARATELY
                                                                                             WITH THE SECURITIES AND
                                                                                             EXCHANGE COMMISSION
-----------------------------------------------------------------------------------------------------------------------------
731-00             FEES & SALARIES                        1                                  CONFIDENTIAL INFORMATION
                                                                                             OMITTED AND FILED SEPARATELY
                                                                                             WITH THE SECURITIES AND
                                                                                             EXCHANGE COMMISSION
-----------------------------------------------------------------------------------------------------------------------------
743-00             ANIMATION                              1                                  CONFIDENTIAL INFORMATION
                                                                                             OMITTED AND FILED SEPARATELY
                                                                                             WITH THE SECURITIES AND
                                                                                             EXCHANGE COMMISSION
-----------------------------------------------------------------------------------------------------------------------------
760-00             HOLIDAY PAY AND P'ROLL TAX             2                                  CONFIDENTIAL INFORMATION
                                                                                             OMITTED AND FILED SEPARATELY
                                                                                             WITH THE SECURITIES AND
                                                                                             EXCHANGE COMMISSION
-----------------------------------------------------------------------------------------------------------------------------
770-00             CHARACTER VOICES                       2                                  CONFIDENTIAL INFORMATION
                                                                                             OMITTED AND FILED SEPARATELY
                                                                                             WITH THE SECURITIES AND
                                                                                             EXCHANGE COMMISSION
-----------------------------------------------------------------------------------------------------------------------------
777-00             MUSIC                                  2                                  CONFIDENTIAL INFORMATION
                                                                                             OMITTED AND FILED SEPARATELY
                                                                                             WITH THE SECURITIES AND
                                                                                             EXCHANGE COMMISSION
-----------------------------------------------------------------------------------------------------------------------------
788-00             PRODUCTION COSTS                       2                                  CONFIDENTIAL INFORMATION
                                                                                             OMITTED AND FILED SEPARATELY
                                                                                             WITH THE SECURITIES AND
                                                                                             EXCHANGE COMMISSION
-----------------------------------------------------------------------------------------------------------------------------
789-00             PROGRAMMING & AUTHORING                2                                  CONFIDENTIAL INFORMATION
                                                                                             OMITTED AND FILED SEPARATELY
                                                                                             WITH THE SECURITIES AND
                                                                                             EXCHANGE COMMISSION
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
790-00             POST PRODUCTION                        3                                  CONFIDENTIAL INFORMATION
                                                                                             OMITTED AND FILED SEPARATELY
                                                                                             WITH THE SECURITIES AND
                                                                                             EXCHANGE COMMISSION
-----------------------------------------------------------------------------------------------------------------------------
795-00             TRAVEL, ACCOM & TRANSPORT              3                                  CONFIDENTIAL INFORMATION
                                                                                             OMITTED AND FILED SEPARATELY
                                                                                             WITH THE SECURITIES AND
                                                                                             EXCHANGE COMMISSION
-----------------------------------------------------------------------------------------------------------------------------
797-00             INSURANCE                              3                                  CONFIDENTIAL INFORMATION
                                                                                             OMITTED AND FILED SEPARATELY
                                                                                             WITH THE SECURITIES AND
                                                                                             EXCHANGE COMMISSION
-----------------------------------------------------------------------------------------------------------------------------
799-00             OFFICE EXPENSES                        3                                  CONFIDENTIAL INFORMATION
                                                                                             OMITTED AND FILED SEPARATELY
                                                                                             WITH THE SECURITIES AND
                                                                                             EXCHANGE COMMISSION
=============================================================================================================================
800-00             TOTAL BELOW-THE-LINE                                                      CONFIDENTIAL INFORMATION
                                                                                             OMITTED AND FILED SEPARATELY
                                                                                             WITH THE SECURITIES AND
                                                                                             EXCHANGE COMMISSION
-----------------------------------------------------------------------------------------------------------------------------
805-00             FINANCE & LEGAL                        4                                  CONFIDENTIAL INFORMATION
                                                                                             OMITTED AND FILED SEPARATELY
                                                                                             WITH THE SECURITIES AND
                                                                                             EXCHANGE COMMISSION
-----------------------------------------------------------------------------------------------------------------------------
808-00             TOTAL INDIRECT COSTS                                                      CONFIDENTIAL INFORMATION
                                                                                             OMITTED AND FILED SEPARATELY
                                                                                             WITH THE SECURITIES AND
                                                                                             EXCHANGE COMMISSION
=============================================================================================================================
                   TOTAL BELOW THE LINE                                                      CONFIDENTIAL INFORMATION
                                                                                             OMITTED AND FILED SEPARATELY
                                                                                             WITH THE SECURITIES AND
                                                                                             EXCHANGE COMMISSION
-----------------------------------------------------------------------------------------------------------------------------
                   TOTAL - ALL CATEGORIES                                                    CONFIDENTIAL INFORMATION
                                                                                             OMITTED AND FILED SEPARATELY
                                                                                             WITH THE SECURITIES AND
                                                                                             EXCHANGE COMMISSION
-----------------------------------------------------------------------------------------------------------------------------
810-00             MARKETING                                                                 CONFIDENTIAL INFORMATION
                                                                                             OMITTED AND FILED SEPARATELY
                                                                                             WITH THE SECURITIES AND
                                                                                             EXCHANGE COMMISSION
-----------------------------------------------------------------------------------------------------------------------------
820-00             CONTINGENCY                                                               CONFIDENTIAL INFORMATION
                                                                                             OMITTED AND FILED SEPARATELY
                                                                                             WITH THE SECURITIES AND
                                                                                             EXCHANGE COMMISSION
===============================================================================================================================
                   TOTAL BUDGET                                                              CONFIDENTIAL INFORMATION
                                                                                             OMITTED AND FILED SEPARATELY
                                                                                             WITH THE SECURITIES AND
                                                                                             EXCHANGE COMMISSION
-----------------------------------------------------------------------------------------------------------------------------

            8. Detailed Project Development Budget (Final Revised)

        "CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE
               SECURITIES AND EXCHANGE COMMISSION"- First Series

Pdn Co: Golden Dolphin Productions Pty. Ltd.               Budget Dated: 15/3/95
       Brilliant Interactive Ideas Pty. Ltd.
Pdn Office: 29 Beach Road                                  Phone: 9971 1783
       COLLAROY 2097                                       Fax: 9971 2261

===================================================================================================================================
Acct #             Description                Amount              Units X         Rate        Subtotal         Total
-----------------------------------------------------------------------------------------------------------------------------------
661-00         STORY & SCRIPT
-----------------------------------------------------------------------------------------------------------------------------------
661-01         Acquisition of Story Rights                                                                       CONFIDENTIAL
                                                                                                                 INFORMATION
                                                                                                                 OMITTED AND
                                                                                                                 FILED
                                                                                                                 SEPARATELY
                                                                                                                 WITH THE
                                                                                                                 SECURITIES AND
                                                                                                                 EXCHANGE
                                                                                                                 COMMISSION
-----------------------------------------------------------------------------------------------------------------------------------
               Rights in Stories              CONFIDENTIAL        TITLES      CONFIDENTIAL      CONFIDENTIAL     CONFIDENTIAL
                                              INFORMATION                     INFORMATION       INFORMATION      INFORMATION
                                              OMITTED AND                     OMITTED AND       OMITTED AND      OMITTED AND
                                              FILED                           FILED             FILED            FILED
                                              SEPARATELY                      SEPARATELY        SEPARATELY       SEPARATELY
                                              WITH THE                        WITH THE          WITH THE         WITH THE
                                              SECURITIES AND                  SECURITIES AND    SECURITIES AND   SECURITIES AND
                                              EXCHANGE                        EXCHANGE          EXCHANGE         EXCHANGE
                                              COMMISSION                      COMMISSION        COMMISSION       COMMISSION
-----------------------------------------------------------------------------------------------------------------------------------
661-03         Writer Fees
-----------------------------------------------------------------------------------------------------------------------------------
               Writers Fees                  CONFIDENTIAL         TITLES      CONFIDENTIAL      CONFIDENTIAL     CONFIDENTIAL
                                             INFORMATION                      INFORMATION       INFORMATION      INFORMATION
                                             OMITTED AND                      OMITTED AND       OMITTED AND      OMITTED AND
                                             FILED                            FILED             FILED            FILED
                                             SEPARRATELY                      SEPARATELY        SEPARATELY       SEPARATELY
                                             WITH THE                         WITH THE          WITH THE         WITH THE
                                             SECURITIES AND                   SECURITIES AND    SECURITIES AND   SECURITIES AND
                                             EXCHANGE                         EXCHANGE          EXCHANGE         EXCHANGE
                                             COMMISSION                       COMMISSION        COMMISSION       COMMISSION
-----------------------------------------------------------------------------------------------------------------------------------
661-4          Story Editors Fees
-----------------------------------------------------------------------------------------------------------------------------------
               Story Editor                  CONFIDENTIAL         TITLES      CONFIDENTIAL      CONFIDENTIAL     CONFIDENTIAL
                                             INFORMATION                      INFORMATION       INFORMATION      INFORMATION
                                             OMITTED AND                      OMITTED AND       OMITTED AND      OMITTED AND
                                             FILED                            FILED             FILED            FILED
                                             SEPARRATELY                      SEPARATELY        SEPARATELY       SEPARATELY
                                             WITH THE                         WITH THE          WITH THE         WITH THE
                                             SECURITIES AND                   SECURITIES AND    SECURITIES AND   SECURITIES AND
                                             EXCHANGE                         EXCHANGE          EXCHANGE         EXCHANGE
                                             COMMISSION                       COMMISSION        COMMISSION       COMMISSION
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                          TOTAL FOR 661-00       CONFIDENTIAL
                                                                                                                 INFORMATION
                                                                                                                 OMITTED AND
                                                                                                                 FILED
                                                                                                                 SEPARATELY WITH
                                                                                                                 THE SECURITIES
                                                                                                                 AND EXCHANGE
                                                                                                                 COMMISSION
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
664-30         PRODUCER(S) FEES
-----------------------------------------------------------------------------------------------------------------------------------
663-12         Creative Producers' Fees
-----------------------------------------------------------------------------------------------------------------------------------

================================================================================================================================
Acct#              Description           Amount          Units     X          Rate             Subtotal           Total
--------------------------------------------------------------------------------------------------------------------------------
           Fees                      CONFIDENTIAL     TITLES              CONFIDENTIAL       CONFIDENTIAL       CONFIDENTIAL
                                     INFORMATION                          INFORMATION        INFORMATION        INFORMATION
                                     OMITTED AND                          OMITTED AND        OMITTED AND        OMITTED AND
                                     FILED                                FILED              FILED              FILED
                                     SEPARATELY WITH                      SEPARATELY WITH    SEPARATELY WITH    SEPARATELY WITH
                                     THE SECURITIES                       THE SECURITIES     THE SECURITIES     THE SECURITIES
                                     AND EXCHANGE                         AND EXCHANGE       AND EXCHANGE       AND EXCHANGE
                                     COMMISSION                           COMMISSION         COMMISSION         COMMISSION
--------------------------------------------------------------------------------------------------------------------------------
                                                                                        TOTAL FOR 664-30        CONFIDENTIAL
                                                                                                                INFORMATION
                                                                                                                OMITTED AND
                                                                                                                FILED
                                                                                                                SEPARATELY WITH
                                                                                                                THE SECURITIES
                                                                                                                AND EXCHANGE
                                                                                                                COMMISSION
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
664-00     DIRECTOR(S) FEES
--------------------------------------------------------------------------------------------------------------------------------
664-50     Creative Directors
--------------------------------------------------------------------------------------------------------------------------------
           Creative Director         CONFIDENTIAL     TITLES              CONFIDENTIAL       CONFIDENTIAL       CONFIDENTIAL
             (Programmer)            INFORMATION                          INFORMATION        INFORMATION        INFORMATION
                                     OMITTED AND                          OMITTED AND        OMITTED AND        OMITTED AND
                                     FILED                                FILED              FILED              FILED
                                     SEPARATELY WITH                      SEPARATELY WITH    SEPARATELY WITH    SEPARATELY WITH
                                     THE SECURITIES                       THE SECURITIES     THE SECURITIES     THE SECURITIES
                                     AND EXCHANGE                         AND EXCHANGE       AND EXCHANGE       AND EXCHANGE
                                     COMMISSION                           COMMISSION         COMMISSION         COMMISSION

                                                                                        TOTAL FOR 664-00        CONFIDENTIAL
                                                                                                                INFORMATION
                                                                                                                OMITTED AND
                                                                                                                FILED
                                                                                                                SEPARATELY WITH
                                                                                                                THE SECURITIES
                                                                                                                AND EXCHANGE
                                                                                                                COMMISSION
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
669-00     TOTAL ABOVE THE LINE                                                                                 CONFIDENTIAL
                                                                                                                INFORMATION
                                                                                                                OMITTED AND
                                                                                                                FILED
                                                                                                                SEPARATELY WITH
                                                                                                                THE SECURITIES
                                                                                                                AND EXCHANGE
                                                                                                                COMMISSION
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
731-0     FEES & SALARIES
--------------------------------------------------------------------------------------------------------------------------------
731-01    Storyboard Artists
--------------------------------------------------------------------------------------------------------------------------------
          Principal SBA              CONFIDENTIAL                         CONFIDENTIAL       CONFIDENTIAL
                                     INFORMATION                          INFORMATION        INFORMATION
                                     OMITTED AND                          OMITTED AND        OMITTED AND
                                     FILED                                FILED              FILED
                                     SEPARATELY WITH                      SEPARATELY WITH    SEPARATELY WITH
                                     THE SECURITIES                       THE SECURITIES     THE SECURITIES
                                     AND EXCHANGE                         AND EXCHANGE       AND EXCHANGE
                                     COMMISSION                           COMMISSION         COMMISSION
           -----------------------------------------------------------------------------------------------------

================================================================================================================================
Acct#               Description         Amount            Units     X        Rate              Subtotal            Total
           -------------------------------------------------------------------------------------------------
           Assistant(s)              CONFIDENTIAL       WEEKS             CONFIDENTIAL       CONFIDENTIAL
                                     INFORMATION                          INFORMATION        INFORMATION
                                     OMITTED AND                          OMITTED AND        OMITTED AND
                                     FILED                                FILED              FILED
                                     SEPARATELY WITH                      SEPARATELY WITH    SEPARATELY WITH
                                     THE SECURITIES                       THE SECURITIES     THE SECURITIES
                                     AND EXCHANGE                         AND EXCHANGE       AND EXCHANGE
                                     COMMISSION                           COMMISSION         COMMISSION
           -------------------------------------------------------------------------------------------------
           Supplies                                     ALLOW             CONFIDENTIAL       CONFIDENTIAL     CONFIDENTIAL
                                                                          INFORMATION        INFORMATION      INFORMATION
                                                                          OMITTED AND        OMITTED AND      OMITTED AND
                                                                          FILED              FILED            FILED
                                                                          SEPARATELY WITH    SEPARATELY WITH  SEPARATELY WITH
                                                                          THE SECURITIES     THE SECURITIES   THE SECURITIES
                                                                          AND EXCHANGE       AND EXCHANGE     AND EXCHANGE
                                                                          COMMISSION         COMMISSION       COMMISSION
--------------------------------------------------------------------------------------------------------------------------------
731-02     Production Accountant     CONFIDENTIAL       WEEKS             CONFIDENTIAL       CONFIDENTIAL     CONFIDENTIAL
           Wages (one day per week)  INFORMATION                          INFORMATION        INFORMATION      INFORMATION
                                     OMITTED AND                          OMITTED AND        OMITTED AND      OMITTED AND
                                     FILED                                FILED              FILED            FILED
                                     SEPARATELY WITH                      SEPARATELY WITH    SEPARATELY WITH  SEPARATELY WITH
                                     THE SECURITIES                       THE SECURITIES     THE SECURITIES   THE SECURITIES
                                     AND EXCHANGE                         AND EXCHANGE       AND EXCHANGE     AND EXCHANGE
                                     COMMISSION                           COMMISSION         COMMISSION     COMMISSION
--------------------------------------------------------------------------------------------------------------------------------
731-03     Production Manger         CONFIDENTIAL       WEEKS             CONFIDENTIAL       CONFIDENTIAL     CONFIDENTIAL
           Wages (CONFIDENTIAL       INFORMATION                          INFORMATION        INFORMATION      INFORMATION
           INFORMATION OMITTED AND   OMITTED AND                          OMITTED AND        OMITTED AND      OMITTED AND
           FILED SEPARATELY WITH THE FILED                                FILED              FILED            FILED
           SECURITIES AND EXCHANGE   SEPARATELY WITH                      SEPARATELY WITH    SEPARATELY WITH  SEPARATELY WITH
           COMMISSION weeks          THE SECURITIES                       THE SECURITIES     THE SECURITIES   THE SECURITIES
           per title)                AND EXCHANGE                         AND EXCHANGE       AND EXCHANGE     AND EXCHANGE
                                     COMMISSION                           COMMISSION         COMMISSION       COMMISSION
--------------------------------------------------------------------------------------------------------------------------------
731-04     Producer's Assistant      CONFIDENTIAL       WEEKS             CONFIDENTIAL       CONFIDENTIAL     CONFIDENTIAL
           Wages (CONFIDENTIAL       INFORMATION                          INFORMATION        INFORMATION      INFORMATION
           INFORMATION OMITTED AND   OMITTED AND                          OMITTED AND        OMITTED AND      OMITTED AND
           FILED SEPARATELY WITH THE FILED                                FILED              FILED            FILED
           SECURITIES AND EXCHANGE   SEPARATELY WITH                      SEPARATELY WITH    SEPARATELY WITH  SEPARATELY WITH
           COMMISSION WEEKS)         THE SECURITIES                       THE SECURITIES     THE SECURITIES   THE SECURITIES
                                     AND EXCHANGE                         AND EXCHANGE       AND EXCHANGE     AND EXCHANGE
                                     COMMISSION                           COMMISSION         COMMISSION       COMMISSION
--------------------------------------------------------------------------------------------------------------------------------
731-05     Educational Research
--------------------------------------------------------------------------------------------------------------------------------
           Per Title                 CONFIDENTIAL       TITLES            CONFIDENTIAL       CONFIDENTIAL     CONFIDENTIAL
                                     INFORMATION                          INFORMATION        INFORMATION      INFORMATION
                                     OMITTED AND                          OMITTED AND        OMITTED AND      OMITTED AND
                                     FILED                                FILED              FILED            FILED
                                     SEPARATELY WITH                      SEPARATELY WITH    SEPARATELY WITH  SEPARATELY WITH
                                     THE SECURITIES                       THE SECURITIES     THE SECURITIES   THE SECURITIES
                                     AND EXCHANGE                         AND EXCHANGE       AND EXCHANGE     AND EXCHANGE
                                     COMMISSION                           COMMISSION         COMMISSION       COMMISSION
--------------------------------------------------------------------------------------------------------------------------------
                                                                                           TOTAL FOR 731-00   CONFIDENTIAL
                                                                                                              INFORMATION
                                                                                                              OMITTED AND
                                                                                                              FILED
                                                                                                              SEPARATELY WITH
                                                                                                              THE SECURITIES
                                                                                                              AND EXCHANGE
                                                                                                              COMMISSION
--------------------------------------------------------------------------------------------------------------------------------

================================================================================================================================
Acct#              Description                 Amount        Units          X    Rate           Subtotal           Total
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
743-00     ANIMATION
--------------------------------------------------------------------------------------------------------------------------------
743-01     Animators (incl. equipment)
--------------------------------------------------------------------------------------------------------------------------------
           Graphic Designer                 CONFIDENTIAL      WEEKS            CONFIDENTIAL       CONFIDENTIAL
                                            INFORMATION                        INFORMATION        INFORMATION
                                            OMITTED AND                        OMITTED AND        OMITTED AND
                                            FILED                              FILED              FILED
                                            SEPARATELY WITH                    SEPARATELY WITH    SEPARATELY WITH
                                            THE SECURITIES                     THE SECURITIES     THE SECURITIES
                                            AND EXCHANGE                       AND EXCHANGE       AND EXCHANGE
                                            COMMISSION                          COMMISSION          COMMISSION
           ------------------------------------------------------------------------------------------------------
           Senior Animator                  CONFIDENTIAL      WEEKS            CONFIDENTIAL       CONFIDENTIAL
                                            INFORMATION                        INFORMATION        INFORMATION
                                            OMITTED AND                        OMITTED AND        OMITTED AND
                                            FILED                              FILED              FILED
                                            SEPARATELY WITH                    SEPARATELY WITH    SEPARATELY WITH
                                            THE SECURITIES                     THE SECURITIES     THE SECURITIES
                                            AND EXCHANGE                       AND EXCHANGE       AND EXCHANGE
                                            COMMISSION                          COMMISSION          COMMISSION
           ------------------------------------------------------------------------------------------------------
           Animators                        CONFIDENTIAL      WEEKS          2 CONFIDENTIAL       CONFIDENTIAL
                                            INFORMATION                        INFORMATION        INFORMATION
                                            OMITTED AND                        OMITTED AND        OMITTED AND
                                            FILED                              FILED              FILED
                                            SEPARATELY WITH                    SEPARATELY WITH    SEPARATELY WITH
                                            THE SECURITIES                     THE SECURITIES     THE SECURITIES
                                            AND EXCHANGE                       AND EXCHANGE       AND EXCHANGE
                                            COMMISSION                          COMMISSION          COMMISSION
           ------------------------------------------------------------------------------------------------------
           Assistant                        CONFIDENTIAL      WEEKS            CONFIDENTIAL       CONFIDENTIAL
                                            INFORMATION                        INFORMATION        INFORMATION
                                            OMITTED AND                        OMITTED AND        OMITTED AND
                                            FILED                              FILED              FILED
                                            SEPARATELY WITH                    SEPARATELY WITH    SEPARATELY WITH
                                            THE SECURITIES                     THE SECURITIES     THE SECURITIES
                                            AND EXCHANGE                       AND EXCHANGE       AND EXCHANGE
                                            COMMISSION                          COMMISSION          COMMISSION
           ------------------------------------------------------------------------------------------------------
           Equipment Hire                   CONFIDENTIAL      WEEKS            CONFIDENTIAL       CONFIDENTIAL
                                            INFORMATION                        INFORMATION        INFORMATION
                                            OMITTED AND                        OMITTED AND        OMITTED AND
                                            FILED                              FILED              FILED
                                            SEPARATELY WITH                    SEPARATELY WITH    SEPARATELY WITH
                                            THE SECURITIES                     THE SECURITIES     THE SECURITIES
                                            AND EXCHANGE                       AND EXCHANGE       AND EXCHANGE
                                            COMMISSION                          COMMISSION          COMMISSION
           ------------------------------------------------------------------------------------------------------
           Supplies                                           ALLOW            CONFIDENTIAL       CONFIDENTIAL     CONFIDENTIAL
                                                                               INFORMATION        INFORMATION      INFORMATION
                                                                               OMITTED AND        OMITTED AND      OMITTED AND
                                                                               FILED              FILED            FILED
                                                                               SEPARATELY WITH    SEPARATELY WITH  SEPARATELY WITH
                                                                               THE SECURITIES     THE SECURITIES   THE SECURITIES
                                                                               AND EXCHANGE       AND EXCHANGE     AND EXCHANGE
                                                                               COMMISSION          COMMISSION        COMMISSION

--------------------------------------------------------------------------------------------------------------------------------
760-00     HOLIDAY PAY & P'R
--------------------------------------------------------------------------------------------------------------------------------
760-02     Hol. Pay - Crew (CONFIDENTIAL
           INFORMATION OMITTED AND
           FILED SEPARATELY WITH THE
           SECURITIES AND EXCHANGE
           COMMISSIONth est. sals)
--------------------------------------------------------------------------------------------------------------------------------

===================================================================================================================================
Acct                Description                Amount           Units    X        Rate             Subtotal             Total
-----------------------------------------------------------------------------------------------------------------------------------
           Holiday Pay                      CONFIDENTIAL      TITLES           CONFIDENTIAL       CONFIDENTIAL       CONFIDENTIAL
                                            INFORMATION                        INFORMATION        INFORMATION        INFORMATION
                                            OMITTED AND                        OMITTED AND        OMITTED AND        OMITTED AND
                                            FILED                              FILED              FILED              FILED
                                            SEPARATELY WITH                    SEPARATELY WITH    SEPARATELY WITH    SEPARATELY WITH
                                            THE SECURITIES                     THE SECURITIES     THE SECURITIES     THE SECURITIES
                                            AND EXCHANGE                       AND EXCHANGE       AND EXCHANGE       AND EXCHANGE
                                            COMMISSION                         COMMISSION         COMMISSION         COMMISSION
-----------------------------------------------------------------------------------------------------------------------------------
760-20     Superann. - Crew (CONFIDENTIAL
           INFORMATION OMITTED AND
           FILED SEPARATELY WITH THE
           SECURITIES AND EXCHANGE
           COMMISSION est. sals)
-----------------------------------------------------------------------------------------------------------------------------------
           Superannuation                   CONFIDENTIAL      TITLES           CONFIDENTIAL       CONFIDENTIAL       CONFIDENTIAL
                                            INFORMATION                        INFORMATION        INFORMATION        INFORMATION
                                            OMITTED AND                        OMITTED AND        OMITTED AND        OMITTED AND
                                            FILED                              FILED              FILED              FILED
                                            SEPARATELY WITH                    SEPARATELY WITH    SEPARATELY WITH    SEPARATELY WITH
                                            THE SECURITIES                     THE SECURITIES     THE SECURITIES     THE SECURITIES
                                            AND EXCHANGE                       AND EXCHANGE       AND EXCHANGE       AND EXCHANGE
                                            COMMISSION                         COMMISSION         COMMISSION         COMMISSION
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   TOTAL FOR 760-00  CONFIDENTIAL
                                                                                                                     INFORMATION
                                                                                                                     OMITTED AND
                                                                                                                     FILED
                                                                                                                     SEPARATELY WITH
                                                                                                                     THE SECURITIES
                                                                                                                     AND EXCHANGE
                                                                                                                     COMMISSION
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
770-00     CHARACTER VOICES
-----------------------------------------------------------------------------------------------------------------------------------
770-05     Voice Over Talent
-----------------------------------------------------------------------------------------------------------------------------------
           Talent Fees                     CONFIDENTIAL      TITLES           CONFIDENTIAL       CONFIDENTIAL
                                           INFORMATION                        INFORMATION        INFORMATION
                                           OMITTED AND                        OMITTED AND        OMITTED AND
                                           FILED                              FILED              FILED
                                           SEPARATELY WITH                    SEPARATELY WITH    SEPARATELY WIT
                                           THE SECURITIES                     THE SECURITIES     THE SECURITIES
                                           AND EXCHANGE                       AND EXCHANGE       AND EXCHANGE
                                           COMMISSION                          COMMISSION          COMMISSION
           ------------------------------------------------------------------------------------------------------------------------
           Casting Director                                  ALLOW            CONFIDENTIAL       CONFIDENTIAL      CONFIDENTIAL
                                                                              INFORMATION        INFORMATION       INFORMATION
                                                                              OMITTED AND        OMITTED AND       OMITTED AND
                                                                              FILED              FILED             FILED
                                                                              SEPARATELY WITH    SEPARATELY WITH   SEPARATELY WITH
                                                                              THE SECURITIES     THE SECURITIES    THE SECURITIES
                                                                              AND EXCHANGE       AND EXCHANGE      AND EXCHANGE
                                                                              COMMISSION         COMMISSION         COMMISSION

-----------------------------------------------------------------------------------------------------------------------------------
770-06     Studio Hire & Expenses
           Studio Hire & Expenses          CONFIDENTIAL      TITLES           CONFIDENTIAL       CONFIDENTIAL      CONFIDENTIAL
                                           INFORMATION                        INFORMATION        INFORMATION       INFORMATION
                                           OMITTED AND                        OMITTED AND        OMITTED AND       OMITTED AND
                                           FILED                              FILED              FILED             FILED
                                           SEPARATELY WITH                    SEPARATELY WITH    SEPARATELY WITH   SEPARATELY WITH
                                           THE SECURITIES                     THE SECURITIES     THE SECURITIES    THE SECURITIES
                                           AND EXCHANGE                       AND EXCHANGE       AND EXCHANGE      AND EXCHANGE
                                           COMMISSION                         COMMISSION         COMMISSION        COMMISSION

-----------------------------------------------------------------------------------------------------------------------------------

===================================================================================================================================
Acct#            Description          Amount         Units        X         Rate         Subtotal                     Total
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                 TOTAL FOR 770-00  CONFIDENTIAL
                                                                                                                   INFORMATION
                                                                                                                   OMITTED AND
                                                                                                                   FILED
                                                                                                                   SEPARATELY WITH
                                                                                                                   THE SECURITIES
                                                                                                                   AND EXCHANGE
                                                                                                                   COMMISSION

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
777-00     MUSIC
-----------------------------------------------------------------------------------------------------------------------------------
777-01     Music allowance                                   ALLOW            CONFIDENTIAL       CONFIDENTIAL      CONFIDENTIAL
-----------------------------------------------------------------------------------------------------------------------------------
           ALLOW for CONFIDENTIAL                                             INFORMATION        INFORMATION       INFORMATION
           INFORMATION OMITTED AND                                            OMITTED AND        OMITTED AND       OMITTED AND
           FILED SEPARATELY WITH THE                                          FILED              FILED             FILED
           SECURITIES AND EXCHANGE                                            SEPARATELY WITH    SEPARATELY WITH   SEPARATELY WITH
           COMMISSION titles                                                  THE SECURITIES     THE SECURITIES    THE SECURITIES
                                                                              AND EXCHANGE       AND EXCHANGE      AND EXCHANGE
                                                                              COMMISSION         COMMISSION        COMMISSION
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                 TOTAL FOR 777-00  CONFIDENTIAL
                                                                                                                   INFORMATION
                                                                                                                   OMITTED AND
                                                                                                                   FILED
                                                                                                                   SEPARATELY WITH
                                                                                                                   THE SECURITIES
                                                                                                                   AND EXCHANGE
                                                                                                                   COMMISSION
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
788-00     PRODUCTION COSTS                CONFIDENTIAL      WEEKS            CONFIDENTIAL       CONFIDENTIAL      CONFIDENTIAL
-----------------------------------------------------------------------------------------------------------------------------------
788-02     Technology Manager              INFORMATION                        INFORMATION        INFORMATION       INFORMATION
-----------------------------------------------------------------------------------------------------------------------------------
           Technology Manager              OMITTED AND                        OMITTED AND        OMITTED AND       OMITTED AND
                                           FILED                              FILED              FILED             FILED
                                           SEPARATELY WITH                    SEPARATELY WITH    SEPARATELY WITH   SEPARATELY WITH
                                           THE SECURITIES                     THE SECURITIES     THE SECURITIES    THE SECURITIES
                                           AND EXCHANGE                       AND EXCHANGE       AND EXCHANGE      AND EXCHANGE
                                           COMMISSION                         COMMISSION         COMMISSION        COMMISSION

-----------------------------------------------------------------------------------------------------------------------------------
788-03     Interface Designer
-----------------------------------------------------------------------------------------------------------------------------------
           Interface Designer Salary       CONFIDENTIAL      TITLES           CONFIDENTIAL       CONFIDENTIAL      CONFIDENTIAL
                                           INFORMATION                        INFORMATION        INFORMATION       INFORMATION
                                           OMITTED AND                        OMITTED AND        OMITTED AND       OMITTED AND
                                           FILED                              FILED              FILED             FILED
                                           SEPARATELY WITH                    SEPARATELY WITH    SEPARATELY WITH   SEPARATELY WITH
                                           THE SECURITIES                     THE SECURITIES     THE SECURITIES    THE SECURITIES
                                           AND EXCHANGE                       AND EXCHANGE       AND EXCHANGE      AND EXCHANGE
                                           COMMISSION                         COMMISSION         COMMISSION        COMMISSION

-----------------------------------------------------------------------------------------------------------------------------------
           Audio Production
-----------------------------------------------------------------------------------------------------------------------------------
           Equipment Hire                  CONFIDENTIAL      TITLES           CONFIDENTIAL       CONFIDENTIAL      CONFIDENTIAL
                                           INFORMATION                        INFORMATION        INFORMATION       INFORMATION
                                           OMITTED AND                        OMITTED AND        OMITTED AND       OMITTED AND
                                           FILED                              FILED              FILED             FILED
                                           SEPARATELY WITH                    SEPARATELY WITH    SEPARATELY WITH   SEPARATELY WITH
                                           THE SECURITIES                     THE SECURITIES     THE SECURITIES    THE SECURITIES
                                           AND EXCHANGE                       AND EXCHANGE       AND EXCHANGE      AND EXCHANGE
                                           COMMISSION                         COMMISSION         COMMISSION        COMMISSION

           -----------------------------------------------------------------------------------------------------

==================================================================================================================================
Acct#                   Description         Amount           Units   X        Rate               Subtotal         Total
           -----------------------------------------------------------------------------------------------------------------------
           Supplies                                         ALLOW         CONFIDENTIAL         CONFIDENTIAL
                                                                          INFORMATION          INFORMATION
                                                                          OMITTED AND          OMITTED AND
                                                                          FILED                FILED
                                                                          SEPARATELY WITH      SEPARATELY WITH
                                                                          THE SECURITIES       THE SECURITIES
                                                                          AND EXCHANGE         AND EXCHANGE
                                                                          COMMISSION           COMMISSION
           ------------------------------------------------------------------------------------------------------------------------
           Audio Engineer               CONFIDENTIAL        WEEKS         CONFIDENTIAL         CONFIDENTIAL      CONFIDENTIAL
                                        INFORMATION                       INFORMATION          INFORMATION       INFORMATION
                                        OMITTED AND                       OMITTED AND          OMITTED AND       OMITTED AND
                                        FILED                             FILED                FILED             FILED
                                        SEPARATELY WITH                   SEPARATELY WITH      SEPARATELY WITH   SEPARATELY WITH
                                        THE SECURITIES                    THE SECURITIES       THE SECURITIES    THE SECURITIES
                                        AND EXCHANGE                      AND EXCHANGE         AND EXCHANGE      AND EXCHANGE
                                        COMMISSION                        COMMISSION           COMMISSION        COMMISSION
-----------------------------------------------------------------------------------------------------------------------------------
788-05     Graphics Acquisition
-----------------------------------------------------------------------------------------------------------------------------------
           Acquisition incl. Royalties  CONFIDENTIAL        TITLES        CONFIDENTIAL         CONFIDENTIAL      CONFIDENTIAL
                                        INFORMATION                       INFORMATION          INFORMATION       INFORMATION
                                        OMITTED AND                       OMITTED AND          OMITTED AND       OMITTED AND
                                        FILED                             FILED                FILED             FILED
                                        SEPARATELY WITH                   SEPARATELY WITH      SEPARATELY WITH   SEPARATELY WITH
                                        THE SECURITIES                    THE SECURITIES       THE SECURITIES    THE SECURITIES
                                        AND EXCHANGE                      AND EXCHANGE         AND EXCHANGE      AND EXCHANGE
                                        COMMISSION                        COMMISSION           COMMISSION        COMMISSION

-----------------------------------------------------------------------------------------------------------------------------------
788-06     Digitissation
-----------------------------------------------------------------------------------------------------------------------------------
           Digitissation Cost           CONFIDENTIAL        TITLES        CONFIDENTIAL         CONFIDENTIAL      CONFIDENTIAL
                                        INFORMATION                       INFORMATION          INFORMATION       INFORMATION
                                        OMITTED AND                       OMITTED AND          OMITTED AND       OMITTED AND
                                        FILED                             FILED                FILED             FILED
                                        SEPARATELY WITH                   SEPARATELY WITH      SEPARATELY WITH   SEPARATELY WITH
                                        THE SECURITIES                    THE SECURITIES       THE SECURITIES    THE SECURITIES
                                        AND EXCHANGE                      AND EXCHANGE         AND EXCHANGE      AND EXCHANGE
                                        COMMISSION                        COMMISSION           COMMISSION        COMMISSION
-----------------------------------------------------------------------------------------------------------------------------------
788-00     PRODUCTION COSTS
           (CONT'D)
-----------------------------------------------------------------------------------------------------------------------------------
788-07     Special Effects
-----------------------------------------------------------------------------------------------------------------------------------
           SFX Equipment                                    ALLOW         CONFIDENTIAL         CONFIDENTIAL      CONFIDENTIAL
                                                                          INFORMATION          INFORMATION       INFORMATION
                                                                          OMITTED AND          OMITTED AND       OMITTED AND
                                                                          FILED                FILED             FILED
                                                                          SEPARATELY WITH      SEPARATELY WITH   SEPARATELY WITH
                                                                          THE SECURITIES       THE SECURITIES    THE SECURITIES
                                                                          AND EXCHANGE         AND EXCHANGE      AND EXCHANGE
                                                                          COMMISSION           COMMISSION        COMMISSION
-----------------------------------------------------------------------------------------------------------------------------------
788-08     Art Department Equipment
-----------------------------------------------------------------------------------------------------------------------------------
           Equipment Purchase                               ALLOW         CONFIDENTIAL         CONFIDENTIAL      CONFIDENTIAL
                                                                          INFORMATION          INFORMATION       INFORMATION
                                                                          OMITTED AND          OMITTED AND       OMITTED AND
                                                                          FILED                FILED             FILED
                                                                          SEPARATELY WITH      SEPARATELY WITH   SEPARATELY WITH
                                                                          AND EXCHANGE         AND EXCHANGE      AND EXCHANGE
                                                                          COMMISSION           COMMISSION        COMMISSION
-----------------------------------------------------------------------------------------------------------------------------------
788-09     Materials Purchases
-----------------------------------------------------------------------------------------------------------------------------------

===================================================================================================================================

  Acct #             Description                Amount          Units        X      Rate            Subtotal          Total
-----------------------------------------------------------------------------------------------------------------------------------
            Materials purchases per title    CONFIDENTIAL      Titles            CONFIDENTIAL      CONFIDENTIAL     CONFIDENTIAL
                                             INFORMATION                         INFORMATION       INFORMATION      INFORMATION
                                             OMITTED AND                         OMITTED AND       OMITTED AND      OMITTED AND
                                             FILED                               FILED             FILED            FILED
                                             SEPARATELY                          SEPARATELY        SEPARATELY       SEPARATELY
                                             WITH THE                            WITH THE          WITH THE         WITH THE
                                             SECURITIES AND                      SECURITIES AND    SECURITIES AND   SECURITIES AND
                                             EXCHANGE                            EXCHANGE          EXCHANGE         EXCHANGE
                                             COMMISSION                          COMMISSION        COMMISSION       COMMISSION
-----------------------------------------------------------------------------------------------------------------------------------

  788-10    Equipment Hire
-----------------------------------------------------------------------------------------------------------------------------------

            Art Department Equipment Hire    CONFIDENTIAL      Weeks             CONFIDENTIAL      CONFIDENTIAL     CONFIDENTIAL
                                             INFORMATION                         INFORMATION       INFORMATION      INFORMATION
                                             OMITTED AND                         OMITTED AND       OMITTED AND      OMITTED AND
                                             FILED                               FILED             FILED            FILED
                                             SEPARATELY                          SEPARATELY        SEPARATELY       SEPARATELY
                                             WITH THE                            WITH THE          WITH THE         WITH THE
                                             SECURITIES AND                      SECURITIES AND    SECURITIES AND   SECURITIES AND
                                             EXCHANGE                            EXCHANGE          EXCHANGE         EXCHANGE
                                             COMMISSION                          COMMISSION        COMMISSION       COMMISSION
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                               Total For 788-00     CONFIDENTIAL
                                                                                                                    INFORMATION
                                                                                                                    OMITTED AND
                                                                                                                    FILED
                                                                                                                    SEPARATELY
                                                                                                                    WITH THE
                                                                                                                    SECURITIES AND
                                                                                                                    EXCHANGE
                                                                                                                    COMMISSION
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

  789-00    PROGRAMMING &
            AUTHORING
-----------------------------------------------------------------------------------------------------------------------------------
  789-02    Programmers
-----------------------------------------------------------------------------------------------------------------------------------
            Head Programmer                  CONFIDENTIAL      Weeks             CONFIDENTIAL      CONFIDENTIAL
                                             INFORMATION                         INFORMATION       INFORMATION
                                             OMITTED AND                         OMITTED AND       OMITTED AND
                                             FILED                               FILED             FILED
                                             SEPARATELY                          SEPARATELY        SEPARATELY
                                             WITH THE                            WITH THE          WITH THE
                                             SECURITIES AND                      SECURITIES AND    SECURITIES AND
                                             EXCHANGE                            EXCHANGE          EXCHANGE
                                             COMMISSION                          COMMISSION        COMMISSION
           --------------------------------------------------------------------------------------------------------
            Programmer                       CONFIDENTIAL      Weeks             CONFIDENTIAL      CONFIDENTIAL     CONFIDENTIAL
                                             INFORMATION                         INFORMATION       INFORMATION      INFORMATION
                                             OMITTED AND                         OMITTED AND       OMITTED AND      OMITTED AND
                                             FILED                               FILED             FILED            FILED
                                             SEPARATELY                          SEPARATELY        SEPARATELY       SEPARATELY
                                             WITH THE                            WITH THE          WITH THE         WITH THE
                                             SECURITIES AND                      SECURITIES AND    SECURITIES AND   SECURITIES AND
                                             EXCHANGE                            EXCHANGE          EXCHANGE         EXCHANGE
                                             COMMISSION                          COMMISSION        COMMISSION       COMMISSION
-----------------------------------------------------------------------------------------------------------------------------------
  789-03    Programming Cost
-----------------------------------------------------------------------------------------------------------------------------------
            Programming Allowance            CONFIDENTIAL      Titles            CONFIDENTIAL      CONFIDENTIAL     CONFIDENTIAL
                                             INFORMATION                         INFORMATION       INFORMATION      INFORMATION
                                             OMITTED AND                         OMITTED AND       OMITTED AND      OMITTED AND
                                             FILED                               FILED             FILED            FILED
                                             SEPARATELY                          SEPARATELY        SEPARATELY       SEPARATELY
                                             WITH THE                            WITH THE          WITH THE         WITH THE
                                             SECURITIES AND                      SECURITIES AND    SECURITIES AND   SECURITIES AND
                                             EXCHANGE                            EXCHANGE          EXCHANGE         EXCHANGE
                                             COMMISSION                          COMMISSION        COMMISSION       COMMISSION

-----------------------------------------------------------------------------------------------------------------------------------

  789-04    Testing Cost
-----------------------------------------------------------------------------------------------------------------------------------

===================================================================================================================================
  Acct #             Description                Amount          Units        X      Rate            Subtotal          Total
-----------------------------------------------------------------------------------------------------------------------------------
            Testing Hours                    CONFIDENTIAL      Titles            CONFIDENTIAL      CONFIDENTIAL
                                             INFORMATION                         INFORMATION       INFORMATION
                                             OMITTED AND                         OMITTED AND       OMITTED AND
                                             FILED                               FILED             FILED
                                             SEPARATELY                          SEPARATELY        SEPARATELY
                                             WITH THE                            WITH THE          WITH THE
                                             SECURITIES AND                      SECURITIES AND    SECURITIES AND
                                             EXCHANGE                            EXCHANGE          EXCHANGE
                                             COMMISSION                          COMMISSION        COMMISSION
           --------------------------------------------------------------------------------------------------------
            Test Burning                                       Allow             CONFIDENTIAL      CONFIDENTIAL
                                                                                 INFORMATION       INFORMATION
                                                                                 OMITTED AND       OMITTED AND
                                                                                 FILED             FILED
                                                                                 SEPARATELY        SEPARATELY
                                                                                 WITH THE          WITH THE
                                                                                 SECURITIES AND    SECURITIES AND
                                                                                 EXCHANGE          EXCHANGE
                                                                                 COMMISSION        COMMISSION
           --------------------------------------------------------------------------------------------------------
            Test Stock                                         Allow             CONFIDENTIAL      CONFIDENTIAL     CONFIDENTIAL
                                                                                 INFORMATION       INFORMATION      INFORMATION
                                                                                 OMITTED AND       OMITTED AND      OMITTED AND
                                                                                 FILED             FILED            FILED
                                                                                 SEPARATELY        SEPARATELY       SEPARATELY
                                                                                 WITH THE          WITH THE         WITH THE
                                                                                 SECURITIES AND    SECURITIES AND   SECURITIES AND
                                                                                 EXCHANGE          EXCHANGE         EXCHANGE
                                                                                 COMMISSION        COMMISSION       COMMISSION
-----------------------------------------------------------------------------------------------------------------------------------
  789-05    Equipment
-----------------------------------------------------------------------------------------------------------------------------------
            Hire & Purchase                  CONFIDENTIAL      Titles            CONFIDENTIAL      CONFIDENTIAL     CONFIDENTIAL
                                             INFORMATION                         INFORMATION       INFORMATION      INFORMATION
                                             OMITTED AND                         OMITTED AND       OMITTED AND      OMITTED AND
                                             FILED                               FILED             FILED            FILED
                                             SEPARATELY                          SEPARATELY        SEPARATELY       SEPARATELY
                                             WITH THE                            WITH THE          WITH THE         WITH THE
                                             SECURITIES AND                      SECURITIES AND    SECURITIES AND   SECURITIES AND
                                             EXCHANGE                            EXCHANGE          EXCHANGE         EXCHANGE
                                             COMMISSION                          COMMISSION        COMMISSION       COMMISSION
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                               Total For 789-00     CONFIDENTIAL
                                                                                                                    INFORMATION
                                                                                                                    OMITTED AND
                                                                                                                    FILED
                                                                                                                    SEPARATELY
                                                                                                                    WITH THE
                                                                                                                    SECURITIES AND
                                                                                                                    EXCHANGE
                                                                                                                    COMMISSION
-----------------------------------------------------------------------------------------------------------------------------------
  790-00    POST PRODUCTION
-----------------------------------------------------------------------------------------------------------------------------------
  790-02    MPEG Encoding                                                                                           CONFIDENTIAL
                                                                                                                    INFORMATION
                                                                                                                    OMITTED AND
                                                                                                                    FILED
                                                                                                                    SEPARATELY
                                                                                                                    WITH THE
                                                                                                                    SECURITIES AND
                                                                                                                    EXCHANGE
                                                                                                                    COMMISSION

-----------------------------------------------------------------------------------------------------------------------------------
            Encoding                                           Hours                                                CONFIDENTIAL
                                                                                                                    INFORMATION
                                                                                                                    OMITTED AND
                                                                                                                    FILED
                                                                                                                    SEPARATELY
                                                                                                                    WITH THE
                                                                                                                    SECURITIES AND
                                                                                                                    EXCHANGE
                                                                                                                    COMMISSION
-----------------------------------------------------------------------------------------------------------------------------------
  790-03    Compiling
-----------------------------------------------------------------------------------------------------------------------------------


===================================================================================================================================
  Acct #             Description                Amount          Units        X      Rate            Subtotal          Total
-----------------------------------------------------------------------------------------------------------------------------------
            Compiling Hours                                    Allow             CONFIDENTIAL      CONFIDENTIAL     CONFIDENTIAL

                                                                                 INFORMATION       INFORMATION      INFORMATION
                                                                                 OMITTED AND       OMITTED AND      OMITTED AND
                                                                                 FILED             FILED            FILED
                                                                                 SEPARATELY        SEPARATELY       SEPARATELY
                                                                                 WITH THE          WITH THE         WITH THE
                                                                                 SECURITIES AND    SECURITIES AND   SECURITIES AND
                                                                                 EXCHANGE          EXCHANGE         EXCHANGE
                                                                                 COMMISSION        COMMISSION       COMMISSION

-----------------------------------------------------------------------------------------------------------------------------------
  790-04    Master Production
-----------------------------------------------------------------------------------------------------------------------------------
            Glass Master Production          CONFIDENTIAL      Masters           CONFIDENTIAL      CONFIDENTIAL
                                             INFORMATION                         INFORMATION       INFORMATION
                                             OMITTED AND                         OMITTED AND       OMITTED AND
                                             FILED                               FILED             FILED
                                             SEPARATELY                          SEPARATELY        SEPARATELY
                                             WITH THE                            WITH THE          WITH THE
                                             SECURITIES AND                      SECURITIES AND    SECURITIES AND
                                             EXCHANGE                            EXCHANGE          EXCHANGE
                                             COMMISSION                          COMMISSION        COMMISSION
           --------------------------------------------------------------------------------------------------------
            Master Stock                                       Allow             CONFIDENTIAL      CONFIDENTIAL     CONFIDENTIAL
                                                                                 INFORMATION       INFORMATION      INFORMATION
                                                                                 OMITTED AND       OMITTED AND      OMITTED AND
                                                                                 FILED             FILED            FILED
                                                                                 SEPARATELY        SEPARATELY       SEPARATELY
                                                                                 WITH THE          WITH THE         WITH THE
                                                                                 SECURITIES AND    SECURITIES AND   SECURITIES AND
                                                                                 EXCHANGE          EXCHANGE         EXCHANGE
                                                                                 COMMISSION        COMMISSION       COMMISSION

-----------------------------------------------------------------------------------------------------------------------------------

  790-05    Program Testing
-----------------------------------------------------------------------------------------------------------------------------------
            Programmer Hours                 CONFIDENTIAL      Titles            CONFIDENTIAL      CONFIDENTIAL
                                             INFORMATION                         INFORMATION       INFORMATION
                                             OMITTED AND                         OMITTED AND       OMITTED AND
                                             FILED                               FILED             FILED
                                             SEPARATELY                          SEPARATELY        SEPARATELY
                                             WITH THE                            WITH THE          WITH THE
                                             SECURITIES AND                      SECURITIES AND    SECURITIES AND
                                             EXCHANGE                            EXCHANGE          EXCHANGE
                                             COMMISSION                          COMMISSION        COMMISSION
------------------------------------------------------------------------------------------------------------------
            Test Stock                                         Allow             CONFIDENTIAL      CONFIDENTIAL     CONFIDENTIAL
                                                                                 INFORMATION       INFORMATION      INFORMATION
                                                                                 OMITTED AND       OMITTED AND      OMITTED AND
                                                                                 FILED             FILED            FILED
                                                                                 SEPARATELY        SEPARATELY       SEPARATELY
                                                                                 WITH THE          WITH THE         WITH THE

                                                                                 SECURITIES AND    SECURITIES AND   SECURITIES AND

                                                                                 EXCHANGE          EXCHANGE         EXCHANGE

                                                                                 COMMISSION        COMMISSION       COMMISSION
-----------------------------------------------------------------------------------------------------------------------------------
  790-06    Psychologist Allowance
-----------------------------------------------------------------------------------------------------------------------------------
            Psychologist Salary P/T          CONFIDENTIAL      Titles            CONFIDENTIAL      CONFIDENTIAL     CONFIDENTIAL
                                             INFORMATION                         INFORMATION       INFORMATION      INFORMATION
                                             OMITTED AND                         OMITTED AND       OMITTED AND      OMITTED AND
                                             FILED                               FILED             FILED            FILED
                                             SEPARATELY                          SEPARATELY        SEPARATELY       SEPARATELY
                                             WITH THE                            WITH THE          WITH THE         WITH THE
                                             SECURITIES AND                      SECURITIES AND    SECURITIES AND   SECURITIES AND
                                             EXCHANGE                            EXCHANGE          EXCHANGE         EXCHANGE
                                             COMMISSION                          COMMISSION        COMMISSION       COMMISSION
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                               Total For 790-00     CONFIDENTIAL
                                                                                                                    INFORMATION
                                                                                                                    OMITTED AND
                                                                                                                    FILED
                                                                                                                    SEPARATELY
                                                                                                                    WITH THE
                                                                                                                    SECURITIES AND
                                                                                                                    EXCHANGE
                                                                                                                    COMMISSION
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

===================================================================================================================================
  Acct #             Description                Amount          Units        X      Rate            Subtotal          Total
-----------------------------------------------------------------------------------------------------------------------------------
  795-00    TRAVEL, ACCOM & TRANSPORT
-----------------------------------------------------------------------------------------------------------------------------------
  795-00    Overseas travel
-----------------------------------------------------------------------------------------------------------------------------------
            Distributor approvals trip       CONFIDENTIAL      Titles            CONFIDENTIAL      CONFIDENTIAL     CONFIDENTIAL
                                             INFORMATION                         INFORMATION       INFORMATION      INFORMATION
                                             OMITTED AND                         OMITTED AND       OMITTED AND      OMITTED AND
                                             FILED                               FILED             FILED            FILED
                                             SEPARATELY                          SEPARATELY        SEPARATELY       SEPARATELY
                                             WITH THE                            WITH THE          WITH THE         WITH THE
                                             SECURITIES AND                      SECURITIES AND    SECURITIES AND   SECURITIES AND
                                             EXCHANGE                            EXCHANGE          EXCHANGE         EXCHANGE

                                             COMMISSION                          COMMISSION        COMMISSION       COMMISSION

-----------------------------------------------------------------------------------------------------------------------------------
            Overseas Accommodations
-----------------------------------------------------------------------------------------------------------------------------------
            CONFIDENTIAL INFORMATION         CONFIDENTIAL      Titles            CONFIDENTIAL      CONFIDENTIAL     CONFIDENTIAL
            OMITTED AND FILED SEPARATELY     INFORMATION                         INFORMATION       INFORMATION      INFORMATION
            WITH THE SECURITIES AND          OMITTED AND                         OMITTED AND       OMITTED AND      OMITTED AND
            EXCHANGE COMMISSION days @       FILED                               FILED             FILED            FILED
            CONFIDENTIAL INFORMATION         SEPARATELY                          SEPARATELY        SEPARATELY       SEPARATELY
            OMITTED AND FILED SEPARATELY     WITH THE                            WITH THE          WITH THE         WITH THE
            WITH THE SECURITIES AND          SECURITIES AND                      SECURITIES AND    SECURITIES AND   SECURITIES AND
            EXCHANGE COMMISSION              EXCHANGE                            EXCHANGE          EXCHANGE         EXCHANGE

            (amortised)                      COMMISSION                          COMMISSION        COMMISSION       COMMISSION
-----------------------------------------------------------------------------------------------------------------------------------
            Couriers
-----------------------------------------------------------------------------------------------------------------------------------
            Allow per title                  CONFIDENTIAL      Titles            CONFIDENTIAL      CONFIDENTIAL     CONFIDENTIAL
                                             INFORMATION                         INFORMATION       INFORMATION      INFORMATION
                                             OMITTED AND                         OMITTED AND       OMITTED AND      OMITTED AND
                                             FILED                               FILED             FILED            FILED
                                             SEPARATELY                          SEPARATELY        SEPARATELY       SEPARATELY
                                             WITH THE                            WITH THE          WITH THE         WITH THE
                                             SECURITIES AND                      SECURITIES AND    SECURITIES AND   SECURITIES AND
                                             EXCHANGE                            EXCHANGE          EXCHANGE         EXCHANGE

                                             COMMISSION                          COMMISSION        COMMISSION       COMMISSION
-----------------------------------------------------------------------------------------------------------------------------------
  795-04    Taxis
-----------------------------------------------------------------------------------------------------------------------------------
            Allow per title                  CONFIDENTIAL      Titles            CONFIDENTIAL      CONFIDENTIAL     CONFIDENTIAL
                                             INFORMATION                         INFORMATION       INFORMATION      INFORMATION
                                             OMITTED AND                         OMITTED AND       OMITTED AND      OMITTED AND
                                             FILED                               FILED             FILED            FILED
                                             SEPARATELY                          SEPARATELY        SEPARATELY       SEPARATELY
                                             WITH THE                            WITH THE          WITH THE         WITH THE
                                             SECURITIES AND                      SECURITIES AND    SECURITIES AND   SECURITIES AND
                                             EXCHANGE                            EXCHANGE          EXCHANGE         EXCHANGE
                                             COMMISSION                          COMMISSION        COMMISSION       COMMISSION

-----------------------------------------------------------------------------------------------------------------------------------
  795-05    Overseas Travel V/O Record
-----------------------------------------------------------------------------------------------------------------------------------
            Voice Recording Travel           CONFIDENTIAL      Titles            CONFIDENTIAL      CONFIDENTIAL     CONFIDENTIAL
                                             INFORMATION                         INFORMATION       INFORMATION      INFORMATION
                                             OMITTED AND                         OMITTED AND       OMITTED AND      OMITTED AND
                                             FILED                               FILED             FILED            FILED
                                             SEPARATELY                          SEPARATELY        SEPARATELY       SEPARATELY
                                             WITH THE                            WITH THE          WITH THE         WITH THE
                                             SECURITIES AND                      SECURITIES AND    SECURITIES AND   SECURITIES AND
                                             EXCHANGE                            EXCHANGE          EXCHANGE         EXCHANGE
                                             COMMISSION                          COMMISSION        COMMISSION       COMMISSION
-----------------------------------------------------------------------------------------------------------------------------------
  795-55    Petrol/Oil/Parking/Diesel
-----------------------------------------------------------------------------------------------------------------------------------
            Allow per title                  CONFIDENTIAL      Titles            CONFIDENTIAL      CONFIDENTIAL     CONFIDENTIAL

                                             INFORMATION                         INFORMATION       INFORMATION      INFORMATION
                                             OMITTED AND                         OMITTED AND       OMITTED AND      OMITTED AND
                                             FILED                               FILED             FILED            FILED
                                             SEPARATELY                          SEPARATELY        SEPARATELY       SEPARATELY
                                             WITH THE                            WITH THE          WITH THE         WITH THE
                                             SECURITIES AND                      SECURITIES AND    SECURITIES AND   SECURITIES AND
                                             EXCHANGE                            EXCHANGE          EXCHANGE         EXCHANGE
                                             COMMISSION                          COMMISSION        COMMISSION       COMMISSION
-----------------------------------------------------------------------------------------------------------------------------------

===================================================================================================================================
  Acct #             Description                Amount          Units        X      Rate            Subtotal          Total
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                               Total For 795-00     CONFIDENTIAL

                                                                                                                    INFORMATION
                                                                                                                    OMITTED AND
                                                                                                                    FILED
                                                                                                                    SEPARATELY
                                                                                                                    WITH THE
                                                                                                                    SECURITIES AND
                                                                                                                    EXCHANGE
                                                                                                                    COMMISSION
-----------------------------------------------------------------------------------------------------------------------------------
  797-00    INSURANCE
-----------------------------------------------------------------------------------------------------------------------------------
  797-05    Workers Compensation
            (St./Terr.)
-----------------------------------------------------------------------------------------------------------------------------------
            Allow for category               CONFIDENTIAL      Titles            CONFIDENTIAL      CONFIDENTIAL     CONFIDENTIAL
                                             INFORMATION                         INFORMATION       INFORMATION      INFORMATION
                                             OMITTED AND                         OMITTED AND       OMITTED AND      OMITTED AND
                                             FILED                               FILED             FILED            FILED
                                             SEPARATELY                          SEPARATELY        SEPARATELY       SEPARATELY
                                             WITH THE                            WITH THE          WITH THE         WITH THE
                                             SECURITIES AND                      SECURITIES AND    SECURITIES AND   SECURITIES AND
                                             EXCHANGE                            EXCHANGE          EXCHANGE         EXCHANGE
                                             COMMISSION                          COMMISSION        COMMISSION       COMMISSION

-----------------------------------------------------------------------------------------------------------------------------------
  797-06    "All risk" Prod. Indemnity Pack
-----------------------------------------------------------------------------------------------------------------------------------
            Allow for category               CONFIDENTIAL      Titles            CONFIDENTIAL      CONFIDENTIAL     CONFIDENTIAL
                                             INFORMATION                         INFORMATION       INFORMATION      INFORMATION
                                             OMITTED AND                         OMITTED AND       OMITTED AND      OMITTED AND
                                             FILED                               FILED             FILED            FILED
                                             SEPARATELY                          SEPARATELY        SEPARATELY       SEPARATELY
                                             WITH THE                            WITH THE          WITH THE         WITH THE
                                             SECURITIES AND                      SECURITIES AND    SECURITIES AND   SECURITIES AND
                                             EXCHANGE                            EXCHANGE          EXCHANGE         EXCHANGE
                                             COMMISSION                          COMMISSION        COMMISSION       COMMISSION

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                               Total For 797-00     CONFIDENTIAL
                                                                                                                    INFORMATION
                                                                                                                    OMITTED AND
                                                                                                                    FILED
                                                                                                                    SEPARATELY
                                                                                                                    WITH THE
                                                                                                                    SECURITIES AND
                                                                                                                    EXCHANGE
                                                                                                                    COMMISSION
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
  799-00    OFFICE EXPENSES
-----------------------------------------------------------------------------------------------------------------------------------
  799-01    Office Rent
-----------------------------------------------------------------------------------------------------------------------------------
            CONFIDENTIAL INFORMATION         CONFIDENTIAL      Titles            CONFIDENTIAL      CONFIDENTIAL     CONFIDENTIAL
            OMITTED AND FILED SEPARATELY     INFORMATION                         INFORMATION       INFORMATION      INFORMATION
            WITH THE SECURITIES AND          OMITTED AND                         OMITTED AND       OMITTED AND      OMITTED AND
            EXCHANGE COMMISSION Weeks @      FILED                               FILED             FILED            FILED
            CONFIDENTIAL INFORMATION         SEPARATELY                          SEPARATELY        SEPARATELY       SEPARATELY
            OMITTED AND FILED SEPARATELY     WITH THE                            WITH THE          WITH THE         WITH THE
            WITH THE SECURITIES AND          SECURITIES AND                      SECURITIES AND    SECURITIES AND   SECURITIES AND
            EXCHANGE COMMISSION              EXCHANGE                            EXCHANGE          EXCHANGE         EXCHANGE
            (amortised)                      COMMISSION                          COMMISSION        COMMISSION       COMMISSION
-----------------------------------------------------------------------------------------------------------------------------------
  799-06    Equipment Hire                                                                                          CONFIDENTIAL
                                                                                                                    INFORMATION
                                                                                                                    OMITTED AND
                                                                                                                    FILED
                                                                                                                    SEPARATELY
                                                                                                                    WITH THE
                                                                                                                    SECURITIES AND
                                                                                                                    EXCHANGE
                                                                                                                    COMMISSION
-----------------------------------------------------------------------------------------------------------------------------------

===================================================================================================================================
  Acct #             Description                Amount          Units        X      Rate            Subtotal          Total
-----------------------------------------------------------------------------------------------------------------------------------

            Computers, phones, copiers       CONFIDENTIAL      Titles            CONFIDENTIAL      CONFIDENTIAL
                                             INFORMATION                         INFORMATION       INFORMATION
                                             OMITTED AND                         OMITTED AND       OMITTED AND
                                             FILED                               FILED             FILED
                                             SEPARATELY                          SEPARATELY        SEPARATELY
                                             WITH THE                            WITH THE          WITH THE
                                             SECURITIES AND                      SECURITIES AND    SECURITIES AND
                                             EXCHANGE                            EXCHANGE          EXCHANGE
                                             COMMISSION                          COMMISSION        COMMISSION
-------------------------------------------------------------------------------------------------------------------
            (amortised @ CONFIDENTIAL                                                                               CONFIDENTIAL
            INFORMATION OMITTED AND                                                                                 INFORMATION
            FILED SEPARATELY WITH THE                                                                               OMITTED AND
            SECURITIES AND EXCHANGE                                                                                 FILED
            COMMISSION p.w.)                                                                                        SEPARATELY
                                                                                                                    WITH THE
                                                                                                                    SECURITIES AND
                                                                                                                    EXCHANGE
                                                                                                                    COMMISSION
-----------------------------------------------------------------------------------------------------------------------------------
  799-10    Printing & Stationery
-----------------------------------------------------------------------------------------------------------------------------------
            Allow CONFIDENTIAL               CONFIDENTIAL      Weeks             CONFIDENTIAL      CONFIDENTIAL     CONFIDENTIAL
            INFORMATION OMITTED AND          INFORMATION                         INFORMATION       INFORMATION      INFORMATION
            FILED SEPARATELY WITH THE        OMITTED AND                         OMITTED AND       OMITTED AND      OMITTED AND
            SECURITIES AND EXCHANGE          FILED                               FILED             FILED            FILED
            COMMISSION p.w. for              SEPARATELY                          SEPARATELY        SEPARATELY       SEPARATELY
            CONFIDENTIAL INFORMATION         WITH THE                            WITH THE          WITH THE         WITH THE
            OMITTED AND FILED SEPARATELY     SECURITIES AND                      SECURITIES AND    SECURITIES AND   SECURITIES AND
            WITH THE SECURITIES AND          EXCHANGE                            EXCHANGE          EXCHANGE         EXCHANGE
            EXCHANGE COMMISSION weeks        COMMISSION                          COMMISSION        COMMISSION       COMMISSION
-----------------------------------------------------------------------------------------------------------------------------------
  799-15    Postage
-----------------------------------------------------------------------------------------------------------------------------------
            Allow per title                  CONFIDENTIAL      Titles            CONFIDENTIAL      CONFIDENTIAL     CONFIDENTIAL
                                             INFORMATION                         INFORMATION       INFORMATION      INFORMATION
                                             OMITTED AND                         OMITTED AND       OMITTED AND      OMITTED AND
                                             FILED                               FILED             FILED            FILED
                                             SEPARATELY                          SEPARATELY        SEPARATELY       SEPARATELY
                                             WITH THE                            WITH THE          WITH THE         WITH THE
                                             SECURITIES AND                      SECURITIES AND    SECURITIES AND   SECURITIES AND
                                             EXCHANGE                            EXCHANGE          EXCHANGE         EXCHANGE
                                             COMMISSION                          COMMISSION        COMMISSION       COMMISSION
-----------------------------------------------------------------------------------------------------------------------------------
  799-20    Telephone & Fax
-----------------------------------------------------------------------------------------------------------------------------------
            Amortised @ CONFIDENTIAL         CONFIDENTIAL      Weeks             CONFIDENTIAL      CONFIDENTIAL     CONFIDENTIAL
            INFORMATION OMITTED AND          INFORMATION                         INFORMATION       INFORMATION      INFORMATION
            FILED SEPARATELY WITH THE        OMITTED AND                         OMITTED AND       OMITTED AND      OMITTED AND
            SECURITIES AND EXCHANGE          FILED                               FILED             FILED            FILED
            COMMISSION p.w.                  SEPARATELY                          SEPARATELY        SEPARATELY       SEPARATELY
                                             WITH THE                            WITH THE          WITH THE         WITH THE
                                             SECURITIES AND                      SECURITIES AND    SECURITIES AND   SECURITIES AND
                                             EXCHANGE                            EXCHANGE          EXCHANGE         EXCHANGE
                                             COMMISSION                          COMMISSION        COMMISSION       COMMISSION
-----------------------------------------------------------------------------------------------------------------------------------
  799-25    Electricity
-----------------------------------------------------------------------------------------------------------------------------------
            Allow per title                  CONFIDENTIAL      Titles            CONFIDENTIAL      CONFIDENTIAL     CONFIDENTIAL
                                             INFORMATION                         INFORMATION       INFORMATION      INFORMATION
                                             OMITTED AND                         OMITTED AND       OMITTED AND      OMITTED AND
                                             FILED                               FILED             FILED            FILED
                                             SEPARATELY                          SEPARATELY        SEPARATELY       SEPARATELY
                                             WITH THE                            WITH THE          WITH THE         WITH THE
                                             SECURITIES AND                      SECURITIES AND    SECURITIES AND   SECURITIES AND
                                             EXCHANGE                            EXCHANGE          EXCHANGE         EXCHANGE
                                             COMMISSION                          COMMISSION        COMMISSION       COMMISSION

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                               Total For 799-04     CONFIDENTIAL
                                                                                                                    INFORMATION
                                                                                                                    OMITTED AND
                                                                                                                    FILED
                                                                                                                    SEPARATELY
                                                                                                                    WITH THE
                                                                                                                    SECURITIES AND
                                                                                                                    EXCHANGE
                                                                                                                    COMMISSION
-----------------------------------------------------------------------------------------------------------------------------------

===================================================================================================================================
  Acct #             Description                Amount          Units        X      Rate            Subtotal          Total
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
  800-00    TOTAL BELOW-THE-LINE                                                                                    CONFIDENTIAL
                                                                                                                    INFORMATION
                                                                                                                    OMITTED AND
                                                                                                                    FILED
                                                                                                                    SEPARATELY
                                                                                                                    WITH THE
                                                                                                                    SECURITIES AND
                                                                                                                    EXCHANGE
                                                                                                                    COMMISSION
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
  805-00    FINANCE & LEGAL
-----------------------------------------------------------------------------------------------------------------------------------
  805-10    Audit
-----------------------------------------------------------------------------------------------------------------------------------
            Allow per title                  CONFIDENTIAL      Titles            CONFIDENTIAL      CONFIDENTIAL     CONFIDENTIAL
                                             INFORMATION                         INFORMATION       INFORMATION      INFORMATION
                                             OMITTED AND                         OMITTED AND       OMITTED AND      OMITTED AND
                                             FILED                               FILED             FILED            FILED
                                             SEPARATELY                          SEPARATELY        SEPARATELY       SEPARATELY
                                             WITH THE                            WITH THE          WITH THE         WITH THE
                                             SECURITIES AND                      SECURITIES AND    SECURITIES AND   SECURITIES AND
                                             EXCHANGE                            EXCHANGE          EXCHANGE         EXCHANGE
                                             COMMISSION                          COMMISSION        COMMISSION       COMMISSION
-----------------------------------------------------------------------------------------------------------------------------------
  805-20    Bank Fees
-----------------------------------------------------------------------------------------------------------------------------------
            Allow per title                  CONFIDENTIAL      Titles            CONFIDENTIAL      CONFIDENTIAL     CONFIDENTIAL
                                             INFORMATION                         INFORMATION       INFORMATION      INFORMATION
                                             OMITTED AND                         OMITTED AND       OMITTED AND      OMITTED AND
                                             FILED                               FILED             FILED            FILED
                                             SEPARATELY                          SEPARATELY        SEPARATELY       SEPARATELY
                                             WITH THE                            WITH THE          WITH THE         WITH THE
                                             SECURITIES AND                      SECURITIES AND    SECURITIES AND   SECURITIES AND
                                             EXCHANGE                            EXCHANGE          EXCHANGE         EXCHANGE
                                             COMMISSION                          COMMISSION        COMMISSION       COMMISSION
-----------------------------------------------------------------------------------------------------------------------------------
  805-30    Stamp Duty
-----------------------------------------------------------------------------------------------------------------------------------
            Allow per title                  CONFIDENTIAL      Titles            CONFIDENTIAL      CONFIDENTIAL     CONFIDENTIAL
                                             INFORMATION                         INFORMATION       INFORMATION      INFORMATION
                                             OMITTED AND                         OMITTED AND       OMITTED AND      OMITTED AND
                                             FILED                               FILED             FILED            FILED
                                             SEPARATELY                          SEPARATELY        SEPARATELY       SEPARATELY
                                             WITH THE                            WITH THE          WITH THE         WITH THE
                                             SECURITIES AND                      SECURITIES AND    SECURITIES AND   SECURITIES AND
                                             EXCHANGE                            EXCHANGE          EXCHANGE         EXCHANGE
                                             COMMISSION                          COMMISSION        COMMISSION       COMMISSION
-----------------------------------------------------------------------------------------------------------------------------------
  805-60    Legal Fees & Expenses
-----------------------------------------------------------------------------------------------------------------------------------
            Allow per title                  CONFIDENTIAL      Titles            CONFIDENTIAL      CONFIDENTIAL     CONFIDENTIAL
                                             INFORMATION                         INFORMATION       INFORMATION      INFORMATION
                                             OMITTED AND                         OMITTED AND       OMITTED AND      OMITTED AND
                                             FILED                               FILED             FILED            FILED
                                             SEPARATELY                          SEPARATELY        SEPARATELY       SEPARATELY
                                             WITH THE                            WITH THE          WITH THE         WITH THE
                                             SECURITIES AND                      SECURITIES AND    SECURITIES AND   SECURITIES AND
                                             EXCHANGE                            EXCHANGE          EXCHANGE         EXCHANGE
                                             COMMISSION                          COMMISSION        COMMISSION       COMMISSION
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                               Total for 805-00     CONFIDENTIAL
                                                                                                                    INFORMATION
                                                                                                                    OMITTED AND
                                                                                                                    FILED
                                                                                                                    SEPARATELY
                                                                                                                    WITH THE
                                                                                                                    SECURITIES AND
                                                                                                                    EXCHANGE
                                                                                                                    COMMISSION
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

===================================================================================================================================
  Acct #             Description                Amount          Units        X      Rate            Subtotal          Total
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
  808-00    TOTAL INDIRECT COSTS                                                                                    CONFIDENTIAL
                                                                                                                    INFORMATION
                                                                                                                    OMITTED AND
                                                                                                                    FILED
                                                                                                                    SEPARATELY
                                                                                                                    WITH THE
                                                                                                                    SECURITIES AND
                                                                                                                    EXCHANGE
                                                                                                                    COMMISSION
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
            TOTAL BELOW THE LINE                                                                                    CONFIDENTIAL
                                                                                                                    INFORMATION
                                                                                                                    OMITTED AND
                                                                                                                    FILED
                                                                                                                    SEPARATELY
                                                                                                                    WITH THE
                                                                                                                    SECURITIES AND
                                                                                                                    EXCHANGE
                                                                                                                    COMMISSION
-----------------------------------------------------------------------------------------------------------------------------------
            TOTAL - ALL CATEGORIES                                                                                  CONFIDENTIAL
                                                                                                                    INFORMATION
                                                                                                                    OMITTED AND
                                                                                                                    FILED
                                                                                                                    SEPARATELY
                                                                                                                    WITH THE
                                                                                                                    SECURITIES AND
                                                                                                                    EXCHANGE
                                                                                                                    COMMISSION
-----------------------------------------------------------------------------------------------------------------------------------
  810-00    MARKETING                                                                                               CONFIDENTIAL
                                                                                                                    INFORMATION
                                                                                                                    OMITTED AND
                                                                                                                    FILED
                                                                                                                    SEPARATELY
                                                                                                                    WITH THE
                                                                                                                    SECURITIES AND
                                                                                                                    EXCHANGE
                                                                                                                    COMMISSION

-----------------------------------------------------------------------------------------------------------------------------------
  820-00    CONTINGENCY                                                                                             CONFIDENTIAL
                                                                                                                    INFORMATION
                                                                                                                    OMITTED AND
                                                                                                                    FILED
                                                                                                                    SEPARATELY
                                                                                                                    WITH THE
                                                                                                                    SECURITIES AND
                                                                                                                    EXCHANGE
                                                                                                                    COMMISSION
-----------------------------------------------------------------------------------------------------------------------------------
            TOTAL BUDGET                                                                                            CONFIDENTIAL
                                                                                                                    INFORMATION
                                                                                                                    OMITTED AND
                                                                                                                    FILED
                                                                                                                    SEPARATELY
                                                                                                                    WITH THE
                                                                                                                    SECURITIES AND
                                                                                                                    EXCHANGE
                                                                                                                    COMMISSION
===================================================================================================================================

                                 SCHEDULE B

A series of five (5) interactive storybooks entitled "Our Wonderful World" with natural science themes. The proposed titles of each of the storybooks are "The Rainforest," "What Will the Weather Be?", "The Big Smoke," "The Living Seas" and "The Desert."

Each title follows the typical formula of an interactive storybook - have the story read to you; read along with the story; and read individual words.

On each screen there is at least ten (10) animated hotspots for the user to click and play. Each screen also includes a spelling bee activity, spot the difference game, a jigsaw, and a print and colour in facility.

In addition, some of the titles will include related craft activities.


                                 SCHEDULE C

The Investors in the Series are:

     The Australian Multimedia Enterprise Limited, A.C.N. 068 28 811 of Level 9, 100 William Street Sydney New South Wales and

     Monto Holdings Pty Ltd A.C.N. 002 440 502 a company incorporated in New South Wales and having its registered office therein at c/- Level 53 MLC Centre Martin Place Sydney

                                 SCHEDULE D

ITEM 2 - Milestones (Clause 1.2):

       The following Milestones in the Development of the Multimedia Product under this Agreement are to be fulfilled by the Producer on or before the dates listed below:

        NO       MILESTONE                                                                DATE
        1        Execution of long form agreement for the Project by the Applicant        CONFIDENTIAL INFORMATION
                                                                                          OMITTED AND FILED
                                                                                          SEPARATELY WITH THE
                                                                                          SECURITIES AND EXCHANGE
                                                                                          COMMISSION

        2        Delivery to AME of scripts for titles 1-2 and detailed treatments        CONFIDENTIAL INFORMATION
                 for titles 3-4.                                                          OMITTED AND FILED
                                                                                          SEPARATELY WITH THE
                                                                                          SECURITIES AND EXCHANGE
                                                                                          COMMISSION

        3        Delivery to AME of scripts for titles 3-4, page illustrations for        CONFIDENTIAL INFORMATION
                 titles 1-2 and detailed treatment for title 5, completion of user        OMITTED AND FILED
                 testing of scripts for titles 1-2 by Brilliant Interactive Ideas         SEPARATELY WITH THE
                 Pty Ltd psychologist and delivery to AME of user testing report of       SECURITIES AND EXCHANGE
                 scripts for titles 1-2.                                                  COMMISSION

        4        Delivery to the Investor of copies of executed, legally binding          CONFIDENTIAL INFORMATION
                 agreements for distribution of titles 1-5 for the United States,         OMITTED AND FILED
                 Australia and United Kingdom (in a form previously approved by the       SEPARATELY WITH THE
                 Nominated Officer).                                                      SECURITIES AND EXCHANGE
                                                                                          COMMISSION

        5        Delivery to AME of script for title 5 and page illustrations for         CONFIDENTIAL INFORMATION
                 titles 3-4, completion of user testing of scripts for titles 3-4 by      OMITTED AND FILED
                 Brilliant Interactive Ideas Pty Ltd psychologist and delivery to         SEPARATELY WITH THE
                 AME of user testing report of scripts for titles 3-4 and completion      SECURITIES AND EXCHANGE
                 of CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE        COMMISSION
                 SECURITIES AND EXCHANGE COMMISSION of animation cells for titles
                 1-2.

        NO       MILESTONE                                                                DATE
        6        Delivery to AME of final backgrounds for titles 1-2 and completion       CONFIDENTIAL INFORMATION
                 of CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE        OMITTED AND FILED
                 SECURITIES AND EXCHANGE COMMISSION of animation cells for titles         SEPARATELY WITH THE
                 1-2 and completion of colouring of CONFIDENTIAL INFORMATION OMITTED      SECURITIES AND EXCHANGE
                 AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION of      COMMISSION
                 animation cells for titles 1-2 and completion of user testing of scripts for title 5 by Brilliant Interactive Ideas Pty Ltd psychologist and delivery to AME of user testing report of scripts for title 5.

        7        Delivery to AME of Alpha Version of titles 1-2 and completion of         CONFIDENTIAL INFORMATION
                 parameters and criteria of technical testing  for titles 1-5,            OMITTED AND FILED
                 completion of user testing of titles 1-2 by Brilliant Interactive        SEPARATELY WITH THE
                 Ideas Pty Ltd psychologist, and delivery to AME  of user testing         SECURITIES AND EXCHANGE
                 report for titles 1-2.                                                   COMMISSION

        8        Delivery to AME of Gold Masters for titles 1-2 (with the results         CONFIDENTIAL INFORMATION
                 of user technical testing incorporated in the Gold Masters)              OMITTED AND FILED
                 together with a copy of the technical testing report for titles          SEPARATELY WITH THE
                 1-2 and delivery to AME of page illustrations of title 5 and             SECURITIES AND EXCHANGE
                 completion of CONFIDENTIAL INFORMATION OMITTED AND FILED                 COMMISSION
                 SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION of animation for titles 3-4.

        9        Delivery to AME of alpha version of titles 3-4, completion of user       CONFIDENTIAL INFORMATION
                 testing of titles 3-4 by Brilliant Interactive Ideas Pty Ltd             OMITTED AND FILED
                 psychologist, and delivery to AME of user testing report for titles      SEPARATELY WITH THE
                 1-2 and completion of CONFIDENTIAL INFORMATION OMITTED AND FILED         SECURITIES AND EXCHANGE
                 SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION of animation      COMMISSION
                 for title 5.

        10       Delivery to AME of Gold Masters for titles 3-5 (with the results of      CONFIDENTIAL INFORMATION
                 user technical testing incorporated in the Gold Masters) together        OMITTED AND FILED
                 with a copy of the technical testing report for titles 3-5.              SEPARATELY WITH THE
                                                                                          SECURITIES AND EXCHANGE
                                                                                          COMMISSION

The parties acknowledge and agree that:

      (a) failure to fulfil Milestone 4 by CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION does not constitute a Performance Event entitling the Investor to terminate the Agreement pursuant to Clause 18.2(c) but failure to fulfil Milestone 4 entitles the Investor to cease payment of Investment Sums to the Producer from CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION; and

      (b) failure to fulfil Milestone 4 by CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION will constitute a Performance Event entitling the Investor to terminate the Agreement pursuant to Clause 18.2(c).

                                   SCHEDULE E

1. Keyman cover of one million dollars ($1,000,000), or death or permanent disability of Robert J. Loader and Mark Miller.

2.    Loss of computer data (warranted daily backup).

3. Equipment covering computers, drives etc. against cost of data replacement.

4. Extra expense covering the additional costs incurred in the event of loss or damage to the facilities.

5. Public liability covering Insured's legal liability for third party personal injury/property damage happening in connection with the production.

Refer to wording of Policy documents for full details of cover including additions and exclusions.